                                                                   EXHIBIT 10.30

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BANKBOSTON RETAIL FINANCE INC.
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                ==============================================

                          LOAN AND SECURITY AGREEMENT

                ==============================================

                         BANKBOSTON RETAIL FINANCE INC.
                                   The Lender

                ==============================================
                                  $30,000,000
                   Senior Secured Revolving Credit Facility

                ==============================================

                       Video City, Inc. and Subsidiaries
                                 The Borrowers

                ==============================================
                         Dated as of December 29, 1998


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                               TABLE OF CONTENTS


ARTICLE I - DEFINITIONS:......................................................7

ARTICLE 2 - THE REVOLVING CREDIT:............................................29

 2.1. Establishment of Revolving Credit......................................29
      ---------------------------------
 2.2. Advances in Excess of Borrowing Base...................................30
      ------------------------------------
 2.3. Risks of Value of Collateral...........................................30
      ----------------------------
 2.4. Loan Requests..........................................................31
      -------------
 2.5. Making of Loans Under Revolving Credit.................................33
      --------------------------------------
 2.6. The Loan Account.......................................................33
      ----------------
 2.7. The Revolving Credit Note..............................................34
      -------------------------
 2.8. Payment of The Loan Account............................................35
      ---------------------------
 2.9. Interest Rates.........................................................36
      --------------
 2.10. Commitment Fee........................................................37
       --------------
 2.11. Facility Fee..........................................................37
       ------------
 2.12. Line (Unused) Fee.....................................................37
       -----------------
 2.13. Early Termination Fee.................................................37
       ---------------------
 2.14. Concerning Fees.......................................................38
       ---------- ----
 2.15. Lender's Discretion...................................................39
       -------------------
 2.16. Procedures For Issuance of L/C's......................................40
       --------------------------------
 2.17. Fees For L/C's........................................................41
       --------------
 2.18. Concerning L/C's......................................................41
       ----------------
 2.19. Changed Circumstances.................................................43
       ---------------------
 2.20. Increased Costs.......................................................44
       ---------------
 2.21. Concerning Joint and Several Liability of the Borrowers...............45
       -------------------------------------------------------
 2.22. Video City, Inc. as Agent Borrower....................................47
 2.23. Intercompany Loans....................................................47

ARTICLE 3 - CONDITIONS PRECEDENT:............................................47

 3.1. Corporate Due Diligence................................................48
      -----------------------
 3.2. Opinion................................................................48
      -------
 3.3. Landlord Waivers.......................................................48
      ----------------
 3.4. Additional Documents...................................................48
      --------------------
 3.5. Officers' Certificates.................................................48
      ----------------------
 3.6. Representations and Warranties.........................................49
      ------------------------------
 3.7. Minimum Excess Availability............................................49
      ---------------------------
 3.8. All Fees and Expenses Paid.............................................49
      --------------------------
 3.9. No Suspension Event....................................................49
      -------------------
 3.10. No Adverse Change.....................................................49
       -----------------
 3.11. Purchase Agreement....................................................49
       ------------------

ARTICLE 4 - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:...............50

 4.1. Payment and Performance of Liabilities.................................50
      --------------------------------------
 4.2. Due Organization - Corporate Authorization - No Conflicts..............50
          -----------------------------------------------------
 4.3. Trade Names............................................................51
      -----------
 4.4. Infrastructure.........................................................51
      --------------
 4.5. Locations..............................................................52
      ---------

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 4.6. Title to Assets........................................................53
      ---------------
 4.7. Indebtedness...........................................................54
      ------------
 4.8. Insurance Policies.....................................................54
      ------------------
 4.9. Licenses...............................................................55
      --------
 4.10. Leases................................................................55
       ------
 4.11. Requirements of Law...................................................55
       -------------------
 4.12. Maintain Properties...................................................55
       -------------------
 4.13. Pay Taxes.............................................................56
       ---------
 4.14. No Margin Stock.......................................................57
       ---------------
 4.15. ERISA.................................................................57
       -----
 4.16. Hazardous Materials...................................................58
       -------------------
 4.17. Litigation............................................................59
       ----------
 4.18. Dividends or Investments..............................................59
       ------------------------
 4.19. Loans.................................................................59
       -----
 4.20. Protection of Assets..................................................60
       --------------------
 4.21. Line of Business......................................................60
       ----------------
 4.22. Affiliate Transactions................................................60
       ----------------------
 4.23. Executive Pay.........................................................60
       -------------
 4.24. Additional Assurances.................................................61
       ---------------------
 4.25. Adequacy of Disclosure................................................62
       ----------------------
 4.26. Other Covenants.......................................................63
       ---------------
 4.27. Ownership.............................................................63
       ---------
 4.28. Acquisition...........................................................63
       -----------

ARTICLE 5 - FINANCIAL REPORTING AND PERFORMANCE COVENANTS:...................63

 5.1. Maintain Records.......................................................63
      ----------------
 5.2. Access to Records......................................................64
      -----------------
 5.3. Immediate Notice to Lender.............................................65
      --------------------------
 5.4. Borrowing Base Certificate.............................................66
      --------------------------
 5.5. Weekly Reports.........................................................66
      --------------
 5.6. Monthly Reports........................................................66
      ---------------
 5.7. Quarterly Reports......................................................67
      -----------------
 5.8. Annual Reports.........................................................67
      --------------
 5.9. Officers' Certificates.................................................68
      ----------------------
 5.10. Inventories, Appraisals, and Audits...................................69
       -----------------------------------
 5.11. Additional Financial Information......................................70
       --------------------------------
 5.12. Financial Performance Covenants.......................................71
       -------------------------------

ARTICLE 6 - USE AND COLLECTION OF COLLATERAL:................................71

 6.1. Use of Inventory Collateral............................................71
      ---------------------------
 6.2. Inventory Quality......................................................72
      -----------------
 6.3. Adjustments and Allowances.............................................72
      --------------------------
 6.4. Validity of Accounts...................................................72
      --------------------
 6.5. Notification to Account Debtors........................................72
      -------------------------------

ARTICLE 7 - CASH MANAGEMENT.  PAYMENT OF LIABILITIES:........................73

 7.1. Depository Accounts....................................................73
      -------------------
 7.2. Credit Card Receipts...................................................73
      --------------------
 7.3. The Concentration, Blocked, and Operating Accounts.....................74
          ----------------------------------------------
 7.4. Proceeds and Collection of Accounts....................................74
      -----------------------------------
 7.5. Payment of Liabilities.................................................75
      ----------------------

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 7.6. The Operating Account..................................................76
      ---------------------

ARTICLE 8 - GRANT OF SECURITY INTEREST:......................................76

 8.1. Grant of Security Interest.............................................76
      --------------------------
 8.2. Extent and Duration of Security Interest...............................77
      ----------------------------------------
 8.3. Purchase Money Financing...............................................77
      ------------------------

ARTICLE 9 - LENDER AS BORROWERS' ATTORNEY-IN-FACT:...........................78

 9.1. Appointment as Attorney-in-Fact........................................78
      -------------------------------
 9.2. No Obligation to Act...................................................79
      --------------------

ARTICLE 10 - EVENTS OF DEFAULT:..............................................79

 10.1. Failure to Pay Revolving Credit.......................................79
       -------------------------------
 10.2. Failure To Make Other Payments........................................79
       ------------------------------
 10.3. Failure to Perform Covenant or Liability (No Grace Period)............79
       ----------------------------------------------------------
 10.4. Failure to Perform Covenant or Liability (Grace Period)...............80
       -------------------------------------------------------
 10.5. Misrepresentation.....................................................80
       -----------------
 10.6. Acceleration of Other Debt. Breach of Lease...........................80
       -------------------------------------------
 10.7. Default Under Other Agreements........................................80
       ------------------------------
 10.8. Uninsured Casualty Loss...............................................80
       -----------------------
 10.9. Judgment.  Restraint of Business......................................81
       --------------------------------
 10.10. Business Failure.....................................................81
        ----------------
 10.11. Bankruptcy...........................................................81
        ----------
 10.12. Default by Guarantor or Related Entity...............................82
        --------------------------------------
 10.13. Indictment - Forfeiture..............................................82
        -----------------------
 10.14. Termination of Guaranty..............................................82
        -----------------------
 10.15. Challenge to Loan Documents..........................................82
        ---------------------------
 10.16. Executive Management.................................................82
        --------------------
 10.17. Change in Control....................................................83
        -----------------
 10.18. Change in Supplier Agreements........................................83
        -----------------------------

ARTICLE 11 - RIGHTS AND REMEDIES UPON DEFAULT:...............................83

 11.1. Rights of Enforcement.................................................83
       ---------------------
 11.2. Sale of Collateral....................................................84
       ------------------
 11.3. Occupation of Business Location.......................................84
       -------------------------------
 11.4. Grant of Nonexclusive License.........................................85
       -----------------------------
 11.5. Assembly of Collateral................................................85
       ----------------------
 11.6. Rights and Remedies...................................................85
       -------------------

ARTICLE 12 - NOTICES:........................................................86

 12.1. Notice Addresses......................................................86
       ----------------
 12.2. Notice Given..........................................................87
       ------------

ARTICLE 13 - TERM:...........................................................87

 13.1. Termination of Revolving Credit.......................................87
       -------------------------------
 13.2. Effect of Termination.................................................87
       ---------------------

ARTICLE 14 - GENERAL:........................................................88

 14.1. Protection of Collateral..............................................88
       ------------------------
 14.2. Successors and Assigns................................................88
       ----------------------
 14.3. Severability..........................................................89
       ------------

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 14.4. Amendments.  Course of Dealing........................................89
       ------------------------------
 14.5. Power of Attorney.....................................................89
       -----------------
 14.6. Application of Proceeds...............................................90
       -----------------------
 14.7. Lender's Costs and Expenses...........................................90
       ---------------------------
 14.8. Copies and Facsimiles.................................................90
       ---------------------
 14.9. Massachusetts Law.....................................................91
       -----------------
 14.10. Consent to Jurisdiction..............................................91
        -----------------------
 14.11. Indemnification......................................................91
        ---------------
 14.12. Rules of Construction................................................92
        ---------------------
 14.13. Intent...............................................................93
        ------
 14.14. Right of Set-Off.....................................................94
        ----------------
 14.15. Maximum Interest Rate................................................94
        ---------------------
 14.16. Waivers..............................................................94
        -------
 14.17. Federal Reserve Bank.................................................95
        --------------------



















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                        SCHEDULES

         1            :      List of Subsidiaries




                        EXHIBITS


         2-7          :      Revolving Credit Note
         4-2          :      Related Entities
         4-3          :      Trade Names
         4-5          :      Locations, Leases, and Landlords
         4-6          :      Encumbrances
         4-7          :      Indebtedness
         4-8          :      Insurance Policies
         4-10         :      Capital Leases
         4-13         :      Taxes
         4-17         :      Litigation
         4-18(a)      :      Permitted Dividends
         4-18(b)      :      Description of Merger
         5-4          :      Borrowing Base Certificate
         5-12(a)      :      Financial Performance Covenants
         5-12(b)      :      Business Plan
         7-1          :      DDA'S.
         7-2          :      Credit Card Arrangements
















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================================================================================

LOAN AND SECURITY AGREEMENT                       BankBoston Retail Finance Inc.

================================================================================


                                                               December 29, 1998



     THIS AGREEMENT is made between

          BankBoston Retail Finance Inc., a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02109 (the "Lender"),

          and

          Video City, Inc., a Delaware corporation with its principal executive offices at 370 Amapola Avenue, Suite 208, Torrance, California, 90501, ("Agent Borrower") and its wholly owned subsidiaries listed on Schedule 1 attached hereto and incorporated herein by reference ("Subsidiaries"), each Subsidiary having a principal executive office at the addresses listed on
     Schedule 1, (collectively, Agent Borrower and the Subsidiaries are hereinafter referred to as the "Borrowers")

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,


                                  WITNESSETH:
ARTICLE I - DEFINITIONS:

     As herein used, the following terms have the following meanings or are defined in the section of the within Agreement so indicated.

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     "Acceptable Inventory":  Such of the Borrowers' Active Video Units and
          Active Game Units, as the case may be, at such locations, and of such types, character, qualities and quantities, as the Lender in its sole discretion from time to time determines to be acceptable for borrowing, as to which Active Video Units and Active Game Units, as the case may be, the Lender has a perfected security interest which is prior and superior to all security interests, claims, and all Encumbrances other than Permitted Encumbrances. Notwithstanding anything contained herein to the contrary, at any date as to which the calculation thereof shall be determined, Stock Video Units and Sell
          Through Active Video Units shall not be acceptable for borrowing to
                                           ---
          the extent that the sum of Active Stock Video Units and Sell Through
          Active Video Units exceeds sixty percent (60%) of the aggregate of the Borrower's Active Video Unit and Active Game Unit Inventory.

     "Accounts" and "Accounts Receivable" include, without limitation, "accounts" as defined in the UCC, and also all: accounts, accounts receivable, credit card receivables, notes, drafts, acceptances, and other forms of obligations and receivables and rights to payment for credit extended and for goods sold or leased, or services rendered, whether or not yet earned by performance, all "contract rights" as formerly defined in the UCC-1 all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit, all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

     "ACH":  Automated clearing house.

     "Account Debtor":  Has the meaning given that term in the UCC.

     "Active Game Units": Such of the Borrowers' Inventory which consists of prerecorded interactive format, including without limitation videos, tapes, and discs.

     "Active Video Units": Such of the Borrowers' Inventory which consists of prerecorded entertainment product, including without limitation video games, discs and tapes.

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     "Affiliate":  With respect to any two Persons, a relationship in which (a)
          one holds, directly or indirectly, not less than Thirty Five Percent (35%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other, or (b) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (c) not less than Thirty Five Percent (35%) of their respective ownership is directly or indirectly held by the same third Person.

     "Agent Borrower":  As defined in Preamble.

     "Availability":  Is defined in Section 2-1 (b)(i).

     "Availability Reserves": Such reserves as the Lender from time to time reasonably determines in the Lender's discretion as being appropriate to reflect the impediments to the Lender's ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on the following:
               (i) Rent (based upon past due rent and/or whether or not Landlord's Waiver, acceptable to the Lender, has been received by the Lender).
               (ii)   In store customer credits.
               (iii)  Gift Certificates.
               (iv)   Frequent Shopper Programs.
               (v)    Layaways and Customer Deposits
               (vi) Taxes and other governmental charges, including, ad valorem, personal property, and other taxes which might have priority over the security interests of the Lender in the Collateral.
               (vii)  L/C Landing Costs.

     "Bankruptcy Code":  Title 11, U.S.C., as amended from time to time.

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     "Base":  The Base Rate announced from time to time by BankBoston, N.A. (or any successor in interest to BankBoston, N.A.). In the event that said bank (or any such successor) ceases to announce such a rate, "Base" shall refer to that rate or index announced or published from time to time as the Lender, in good faith, designates as the functional equivalent to said Base Rate. Any change in "Base" shall be effective, for purposes of the calculation of interest due hereunder, when such change is made effective generally by the bank on whose rate or index "Base" is being set. In all events, interest which is determined by reference to Base (or any successor to Base) shall be calculated on a 360 day year and actual days elapsed.

     "Base Margin Loan": Each Revolving Credit Loan while bearing interest at the Base Margin Rate.

     "Base Margin Rate":  the aggregate of Base plus One Half of One Percent
          (0.5%) per annum.

     "Blocked Account":  Defined in Section 7-3.

     "Borrowers":  Is defined in the Preamble.

     "Borrowing Base":  Is defined in Section 2-1(b)(ii).

     "Business Day": Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the Lender is not open to the general public to conduct business.

     "Business Plan":  The Borrowers' business plan annexed hereto as EXHIBIT 5-
          12(b) and any revision, amendment, or update of such business plan to which the Lender has provided its written sign-off.

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     "Capital Expenditures":  The expenditure of funds or the incurrence of liabilities which may be capitalized in accordance with GAAP.

     "Capital Lease": Any lease which may be capitalized in accordance with GAAP.

     "Change in Control":  The occurrence of any of the following:

               (a) The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 35% or more of the issued and outstanding capital stock of the Agent Borrower, having the right, under ordinary circumstances, to vote for the election of directors of the Agent Borrower.

               (b) More than half of the persons who were directors of the Borrowers, or any one of them, on the first day of any period consisting of Twelve (12) consecutive calendar months (the first of which Twelve (12) month periods commencing with the first day of the month during which the within Agreement was executed), cease, for any reason other than death or disability, to be directors of the Borrowers, or any one of them.

               (c) Robert Y. Lee ceasing to be Chairman of the board of directors of the Borrowers, or any one of them.

               (d) The acquisition , by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of any of the issued and outstanding capital stock of any of the Subsidiaries.

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     "Chattel Paper":  Has the meaning given that term in the UCC.

     "Collateral":  Is defined in Section 8-1

     "Commitment Fee":  Is defined in Section 2-10.

     "Concentration Account":  Is defined in Section 7-3.

     "Consolidated" and "Consolidating": Aggregating the relevant financial statements or accounts of the Borrowers (or other Persons which, in accordance with GAAP, are to be included in such computation) on a line-by-line basis (i.e.: adding together corresponding items of assets, liabilities, revenues and expenses) with relevant financial statements or accounts of such Person, eliminating inter-company balances and transactions and providing for any minority interest, all as determined in accordance with GAAP.

     "Costs of Collection": Includes, without limitation, all reasonable attorneys' fees and reasonable out-of-pocket expenses incurred by the Lender's attorneys, and all reasonable costs incurred by the Lender in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of the Lender, which costs and expenses are directly or indirectly related to or in respect of the
          Lender's: administration and management of the Liabilities, negotiation, documentation, and amendment of any Loan Document, or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Lender's Rights and Remedies and/or any of the Lender's rights and remedies against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). The Costs of Collection are Liabilities, and at the Lender's option may bear interest at the highest post-default rate which the Lender may charge the Borrowers hereunder as if such had been lent, advanced, and credited by the Lender to, or for the benefit of, the Borrowers.

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     "DDA":  Any checking or other demand daily depository account maintained by the Borrower.

     "Deposit Account":  Has the meaning given that term in the UCC.

     "Documents":  Has the meaning given that term in the UCC.

     "Documents of Title":  Has the meaning given that term in the UCC.

     "Early Termination Fee":  Is defined in Section 2-13.

     "EBITDA": The Borrowers' earnings before interest, taxes, depreciation, and amortization, each as determined in accordance with GAAP.

     "Employee Benefit Plan":  As defined in ERISA.

     "Encumbrance":  Each of the following:
               (a) Any security interest, mortgage, pledge, hypothecation, lien, attachment, or charge of any kind (including any agreement to give any of the foregoing); the interest of a lessor under a Capital Lease; conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person or which constitutes an interest in property to secure an obligation; each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.
               (b) The filing of any financing statement under the UCC or comparable law of any jurisdiction.

     "End Date": The date upon which both (a) all Liabilities have been paid in full and (b) all obligations of the Lender to make loans and advances and to provide other financial accommodations to the Borrowers hereunder shall have been irrevocably terminated.

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     "Environmental Laws":  All of the following:

               (a) Any and all federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees or requirements which regulate or relate to, or impose any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.
               (b) The common law relating to damage to Persons or property from Hazardous Materials.

     "Equipment": Includes, without limitation, "equipment" as defined in the UCC, and also all motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, store fixtures, furniture, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of the Borrowers' business, and any and all accessions or additions thereto, and substitutions therefor.

     "ERISA":  The Employee Retirement Security Act of 1974, as amended.

     "ERISA Affiliate": Any Person which is under common control with the Borrowers within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrowers and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

     "Events of Default":  Is defined in Article 10.

     "Executive Agreement": Any agreement or understanding (whether or not written) to which the Borrowers, or any one of them, is a party or by which the Borrowers may be bound, which agreement or understanding relates to Executive Pay.

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     "Executive Officer":  Each of Robert Y. Lee, Timothy J. Denari and any
          other Person who (without regard to title) is the successor to any of the foregoing or who exercises a substantial portion of the authority being exercised, at the execution of the within Agreement, by any of the foregoing or a combination of such authority of more than one of the foregoing or who otherwise has Control of the Borrowers, or any one of them.

     "Executive Pay": All salary, bonuses, and other value directly or indirectly provided by or on behalf of the Borrowers, or any one of them, to or for the benefit of any Executive Officer or any Affiliate, spouse, parent, or child of any Executive Officer.

     "Facility Fee":  Is defined in Section 2-11.

     "Federal Funds Effective Rate": For any day, a fluctuating per annum interest rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on that date (or on the then next succeeding Business Day, if not one) by the Federal Reserve Bank of New York, provided that if such a rate is not so published for a day which is a Business Day, Federal Funds Effective Rate shall be the average of quotations for such day on such transactions received by the Lender from three federal funds brokers of recognized standing selected by the Lender.

     "Fixed Charge Ratio": At any date as of which the amount thereof shall be determined and for the period specified, the quotient obtained by dividing Operating Cash Flow by Total Debt Service.

     "Fixtures":  Has the meaning given that term in the UCC.

     "GAAP": Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made, provided, however, in the event of a Material Accounting Change, then unless otherwise

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          specifically agreed to by the Lender, (a) the Borrowers' compliance with the financial performance covenants imposed pursuant to Section 5-12 shall be determined as if such Material Accounting Change had not taken place and (b) the Borrowers shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Borrowers' chief financial officer, on which the effect of such Material Accounting Change to the statement with which provided shall be described.

     "General Intangibles": Includes, without limitation, "general intangibles" as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to the Borrowers; credit memoranda in favor of the Borrowers, warranty claims, tax refunds and abatements, insurance refunds and premium rebates, all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees, rights of admission; licenses; franchises; license agreements, including all rights of the Borrowers to enforce same, permits, certificates of convenience and necessity, and similar rights granted by any governmental authority, patents, patent applications, patents pending, and other intellectual property, internet addresses and domain names, developmental ideas and concepts, proprietary processes, blueprints, drawings, designs, diagrams, plans, reports, and charts, catalogs, manuals; technical data, computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts, trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests, user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of the Borrowers in the nature of intellectual property, proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold or

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          leased, by the Borrowers or credit extended or services performed, by the Borrowers, whether intended for an individual customer or the general business of the Borrowers, or used or useful in connection with research by the Borrowers.

     "Goods":  Has the meaning given that term in the UCC.

     "Gross Margin": With respect to the subject accounting period for which being calculated, the decimal equivalent of the following (determined in accordance with the retail method of accounting):

                        Sales (Minus) Cost of Goods Sold
                        --------------------------------
                                     Sales

     "Hazardous Materials": Any (a) hazardous materials, hazardous waste, hazardous or toxic substances, petroleum products, which (as to any of the foregoing) are defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

     "Indebtedness":  All indebtedness and obligations of or assumed by any
          Person on account of or in respect to any of the following:
               (a) In respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.
               (b) In connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).
               (c) In connection with the sale or discount of accounts receivable or chattel paper of such Person.
               (d) On account of deposits or advances.

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               (e)  As lessee under Capital Leases.
          "Indebtedness" also includes:
                    (x) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.
                    (y) Any guaranty, endorsement, suretyship or other
               undertaking pursuant to which that Person may be liable on account of any obligation of any third party.
                    (z) The Indebtedness of a partnership or joint venture in
               which such Person is a general partner or joint venturer.

     "Indemnified Person":  Is defined in Section 14-1 1.

     "Instruments":  Has the meaning given that term in the UCC.

     "Interest Payment Date":  With reference to:
          Each Libor Loan: The last day of each month; the last day of the Interest Period relating thereto; the Termination Date, and the End Date.
          Each Base Margin Loan: the first day of each month; the Termination Date; and the End Date.

     "Interest Period":
               (a) With respect to each Libor Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Libor Loan and ending one, two, or three months thereafter, as the Borrowers may elect by notice (pursuant to Section 2-4(a)) to the Lender.
               (b) With respect to each Base Margin Loan: Subject to Subsection
          (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Margin Loan and ending on that date (i) as of which the subject Base Margin Loan is converted to a Libor Loan, as the Borrowers may elect by notice (pursuant to Section 2-4(a)) to the Lender, or (ii) on which the subject Base Margin Loan is paid by the Borrowers.

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               (c) The setting of Interest Periods is in all instances subject to the following:
                    (i) Any Interest Period for a Base Margin Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.
                    (ii) Any Interest Period for a Libor Loan which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends.
                    (iii) Subject to Subsection (iv), below, any Interest Period applicable to a Libor Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends.
                    (iv) Any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.
                    (v) The number of Interest Periods in effect at any one time is subject to Section 2-9(d) hereof.

     "Inventory": Includes, without limitation, "inventory" as defined in the UCC and also all: packaging, advertising, and shipping materials related to any of the foregoing, and all names or marks affixed or to be affixed thereto for identifying or selling the same; Goods held for sale or lease or furnished or to be furnished under a contract or contracts of sale or service by the Borrowers, or used or consumed or to be used or consumed in the Borrowers' business; Goods of said description in transit: returned, repossessed and rejected Goods of said description; and all documents (whether or not negotiable) which represent any of the foregoing.

     "Inventory Advance Rate":  The following Dollar advance rates per Active
          Video Units or Active Game Units, as the case may be:

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
--------------------------------------------------------------------------------
        Unit Description                             Dollar Advance Rate/Unit
        ----------------                             ------------------------
--------------------------------------------------------------------------------
New Release Video Units                                       $10.91
--------------------------------------------------------------------------------
Stock Video Units                                             $ 6.98
--------------------------------------------------------------------------------
Sell Through Video Units                                      $ 7.45
--------------------------------------------------------------------------------
New Release Game Units                                        $26.26
--------------------------------------------------------------------------------
Stock Game Units                                              $11.20
--------------------------------------------------------------------------------
Sell Through Game Units                                       $24.41
--------------------------------------------------------------------------------

          The Inventory Advance Rate will be subject to change based upon periodic appraisals conducted by Lender, at Borrowers' expense pursuant to Section 5.10(d), so that the Inventory Advance Rate does not exceed 80% of the appraised Liquidation Value of Acceptable Inventory.

     "Inventory Reserves": Such Reserves, either on a Dollar or Unit basis, as may be established from time to time by the Lender in the Lender's reasonable discretion with respect to the determination of the saleability, at retail, of the Acceptable Inventory or which reflect such other factors as affect the market value of the Acceptable Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on the following:
                    (i) Obsolescence (determined based upon Inventory on hand beyond a given number of days).
                    (ii)   Seasonality.
                    (iii)  Shrinkage.
                    (iv)   Return to Vendor/Damage.
                    (v)    Change in Inventory character.
                    (vi)   Change in Inventory composition.
                    (vii)  Change in Inventory mix.
                    (viii) Packaways.
                    (ix)   Used Movies.
                    (x)    Rentrak Inventory
                    (xi)   Revenue Sharing Inventory

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     "Investment Property":  Has the meaning given that term in the UCC.

     "Issuer":  The issuer of any L/C.

     "L/C": Any letter of credit, the issuance of which is procured by the Lender for the account of the Borrowers and any acceptance made on account of such letter of credit.

     "L/C Landing Costs": To the extent not included in the Stated Amount of an L/C, customs, duty, freight, and other out-of-pocket costs and expenses which will be expended to "land" the Inventory, the purchase of which is supported by such L/C.

     "Lease": Any lease or other agreement, no matter how styled or structured, pursuant to which the Borrowers are entitled to the use or occupancy of any space.

     "Leasehold Interest": Any interest of the Borrowers as lessee under any Lease.

     "Lender":  Is defined in the Preamble to the within Agreement.

     "Lender's Rights and Remedies":  Is defined in Section 11-6.

     "Leverage Ratio": At any date as of which the amount thereof shall be determined and for the period specified, the quotient obtained by dividing (i) Total Liabilities minus Subordinated Debt by (ii) Tangible Net Worth plus Subordinated Debt.

     "Liabilities" (in the singular, "Liability"): Includes, without limitation, all and each of the following, whether now existing or hereafter arising:

               (a) Any and all direct and indirect liabilities, debts, and obligations of the Borrower to the Lender, each of every kind, nature, and description.

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               (b) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by the Borrowers to the Lender (including all future advances whether or not made pursuant to a commitment by the Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which the Lender may hold against the Borrower.
               (c) All notes and other obligations of the Borrowers now or hereafter assigned to or held by the Lender, each of every kind, nature, and description.
               (d) All interest, fees, and charges and other amounts which may be charged by the Lender to the Borrowers and/or which may be due from the Borrowers to the Lender from time to time.
               (e) All costs and expenses incurred or paid by the Lender in respect of any agreement between the Borrowers and the Lender or instrument furnished by the Borrowers to the Lender (including, without limitation, Costs of Collection, attorneys' reasonable fees, and all court and litigation costs and expenses).
               (f) Any and all covenants of the Borrowers to or with the Lender and any and all obligations of the Borrowers to act or to refrain from acting in accordance with any agreement between the Borrowers and the Lender or instrument furnished by the Borrowers to the Lender.
               (g) Each of the foregoing as if each reference to the " Lender " therein were to each Affiliate of the Lender.

     "Libor Business Day": Any day which is both a Business Day and a day on which the principal interbank market for Libor deposits in London in which BankBoston, N.A. participates is open for dealings in United States Dollar deposits.

     "Libor Loan":  Any Revolving Credit Loan which bears interest at a Libor
          Rate.

     "Libor Margin":  Three Hundred (300) basis points.

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     "Libor Offer Rate":  That rate of interest (rounded upwards, if necessary, to the next 1/100 of 1 %) determined by the Lender to be the highest prevailing rate per annum at which deposits on U.S. Dollars are offered to BankBoston, N.A., by first-class banks in the London interbank market in which BankBoston, N.A. participates at or about 10.00AM (Boston Time) Two (2) Libor Business Days before the first day of the Interest Period for the subject Libor Loan, for a deposit approximately in the amount of the subject loan for a period of time approximately equal to such Interest Period.

     "Libor Rate":  That per annum rate determined as the aggregate of the Libor
          Offer Rate plus the Libor Margin except that, in the event that it is determined by the Lender that the Lender may be subject to the Reserve Percentage, the "Libor Rate" shall mean, with respect to any Libor Loans then outstanding (from the date on which that Reserve Percentage first became applicable to such loans), and with respect to all Libor Loans thereafter made, an interest rate per annum equal the sum of (a) plus (b), where
                    (a)  is the decimal equivalent of the following fraction:

                                Libor Offer Rate
                           __________________________
                           1 minus Reserve Percentage

                    (b)  the applicable Libor Margin.

     "Line (Unused) Fee": Is defined in Section 2-12.

     "Liquidation Value": The liquidation value, as determined by appraisers acceptable to Lender from time to time.

     "Loan Account":  Is defined in Section 2-6.

     "Loan Ceiling": Thirty Million Dollars ($30,000,000), or such lesser amount as the Lender, in its discretion, may establish following the occurrence of an Event of Default.

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     "Loan Documents":  The within Agreement, each instrument and document executed and/or delivered as contemplated by Article 3, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction with the Lender or any Affiliate of the Lender, including, without limitation, any transaction which arises out of any cash management, depository, investment, letter of credit, interest rate protection, or equipment leasing services provided by the Lender or any Affiliate of the Lender, as each may be amended from time to time.

     "Local DDA": A depository account maintained by the Borrowers, the only contents of which may be transfers from the Operating Account and actually used solely (i) for petty cash purposes; or (ii) for payroll.

     "Material Accounting Change": Any change in GAAP applicable to accounting periods subsequent to the Borrowers' fiscal year most recently completed prior to the execution of the within Agreement, which change has a material effect on the Borrowers' financial condition or operating results, as reflected on financial statements and reports prepared by or for the Borrowers, when compared with such condition or results as if such change had not taken place or where preparation of the Borrowers' statements and reports in compliance with such change results in the breach of a financial performance covenant imposed pursuant to Section 5-12 where such a breach would not have occurred if such change had not taken place or visa versa.

     "Maturity Date":  December 29, 2001.

     "New Release": Such Acceptable Inventory consisting of Active Video Units or Active Game Units, as the case may be, which are no more than nine
          (9) months old measured from the date such Unit generally became available to video retailers for rent (i.e., the "street date").

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     "New Release Game Units":  Such Acceptable Inventory consisting of New
          Release Game Units rented to retail customers by the Borrowers.

     "New Release Video Unit":  Such Acceptable Inventory consisting of New
          Release Video Units rented to retail customers by the Borrowers.

     "Operating Account":  Is defined in Section 7-3.

     "Operating Cash Flow":  Borrowers' EBITDA minus funded Capital
          Expenditures, cash taxes and any prepayment penalties relating to current obligations of the Borrowers, each determined on a Consolidated basis in accordance with GAAP.

     "Participant": Is defined in Section 14-14, hereof.

     "Permitted Encumbrances":  Those Encumbrances permitted as provided in
          Section 4-6(a) hereof.

     "Person": Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

     "Proceeds":  Includes, without limitation, "Proceeds" as defined in the UCC
          (defined below), and each type of property described in Section 8-1 hereof.

     "Purchase Agreement":  That certain Agreement of Merger and Plan of
          Reorganization by and among Video City and Sellers dated as of October 9, 1998.

     "Receipts": All cash, cash equivalents, checks, and credit card slips and receipts as arise out of the sale of the Collateral.

     "Receivables Collateral": That portion of the Collateral which consists of the Borrowers' Accounts, Accounts Receivable, General Intangibles, Chattel Paper, Instruments,

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          Documents of Title, Documents, Investment Property, letters of credit for the benefit of the Borrowers, and bankers' acceptances held by the Borrowers, and any rights to payment.

     "Related Entity": (a) Any corporation, limited liability company, trust, partnership, joint venture, or other enterprise which. is a parent, brother-sister, subsidiary, or affiliate, of the Borrowers, could have such enterprise's tax returns or financial statements consolidated with the Borrowers'; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which the Borrowers are a member, controls or is controlled by the Borrowers or by any Affiliate of the Borrowers.
                  (b)  Any Affiliate.

     "Requirement of Law":  As to any Person:
               (a)(i) All statutes, rules, regulations, orders, or other requirements having the force of law and (ii) all court orders and injunctions, arbitrator's decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.
               (b) That Person's charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and (c) that Person's by-laws and/or other instruments which deal with corporate or similar governance, as applicable.

     "Reserve Percentage": The decimal equivalent of that rate applicable to the Lender under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of that Lender with respect to "Eurocurrency liabilities" as defined in such regulations. The Reserve Percentage applicable to a particular Eurodollar Loan shall be based upon that in effect during the subject Interest Period, with changes in the Reserve Percentage which take effect during

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          such Interest Period to take effect (and to consequently change any interest rate determined with reference to the Reserve Percentage) if and when such change is applicable to such loans.

     "Reserves":  All (if any) Availability Reserves and Inventory Reserves.

     "Revolving Credit":  Is defined in Section 2-1.

     "Revolving Credit Note":  Is defined in Section 2-7.

     "Revolving Credit Loan": A term of convenience which refers to so much of the unpaid principal balance of the Loan Account as bears the same rate of interest for the same Interest Period. (See Section 2-9(c)).

     "Sell Through Game Units":  Such Acceptable Inventory consisting of Active
          Game Units for sale to retail customers by the Borrowers.

     "Sell Through Video Units":  Such Acceptable Inventory consisting of Active
          Video Units for sale to retail customers by the Borrowers.

     "Sellers":  Videoland and Victor J. Cianci and Evvy Cianci.

     "Stated Amount":  The maximum amount for which an L/C may be honored.

     "Stock":  Such Acceptable Inventory consisting of Active Video Units or
          Active Game Units, as the case may be, that are more than nine (9) months old measured from the date such Unit generally became available to video retailers for rent (i.e., the "street date").

     "Stock Game Units":  Such Acceptable Inventory consisting of Stock Game
          Units rented to retail customers by the Borrowers.

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     "Stock Video Units":  Such Acceptable Inventory consisting of Stock Video
          Units rented to retail customers by the Borrowers.

     "Subordinated Debt": Indebtedness which is expressly stated, on terms satisfactory to Lender in its sole discretion, to be subordinated or junior in right of payment to Borrowers' Liabilities to Lender.

     "Subsidiaries":  As defined in the Preamble.

     "Suspension Event": Any occurrence, circumstance, or state of facts which
          (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not absolutely cured within any applicable grace period.

     "Tangible Net Worth": At any date as of which the amount thereof shall be determined, the total assets of the Borrowers minus (i) the sum of any amounts attributable to (a) goodwill, (b) deferred tax asset, (c) all reserves not already deducted from assets, (d) any write-up in book value of assets resulting from any revaluation thereof subsequent to the date of the financial statements referred to in Section 3.10 and
          (ii) Total Liabilities minus Subordinated Debt, each determined on a Consolidated basis in accordance with GAAP.

     "Termination Date":    The earliest of (a) the Maturity Date, or (b) the
          occurrence of any event described in Section 10-11 hereof, or (c) date set by notice by the Lender to the Borrowers, which notice sets the Termination Date on account of the occurrence of any Event of Default other than as described in Section 10-11 hereof.

     "Total Debt Service": Total interest expense plus principal payments of long term debt, payment of cash dividends and capital lease payments, each determined on a consolidated basis in accordance with GAAP.

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     "UCC":  The Uniform Commercial Code as presently in effect in Massachusetts
          (Mass. Gen. Laws, Ch. 106).

     "Unit":  Any single Video Unit or Game Unit.

     "Videoland":  Cianci's Videoland Inc., an Oregon corporation.

     "Year 2000 Problem": The risk that a computer application may not be able to recognize certain dates or properly perform date sensitive functions involving dates prior to and after December 31, 1999.

ARTICLE 2 - THE REVOLVING CREDIT:
     2.1.   Establishment of Revolving Credit.
            ---------------------------------
            (a) The Lender hereby establishes a revolving line of credit (the "Revolving Credit") in the Borrowers' favor pursuant to which the Lender, subject to, and in accordance with, the within Agreement, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrowers as provided herein. The amount available for borrowing under the Revolving Credit shall be determined by the Lender by reference to Availability, as determined by the Lender from time to time.
            (b) As used herein, the following terms have the following meanings:
                 (i) "Availability" refers at any time to the result of the following:
                        (A)  Borrowing Base.
                        Minus
                        (B)  The then unpaid principal balance of the Loan
                        Account.
                        Minus
                        (C)  The then Stated Amount of all L/C's.
                 (ii) "Borrowing Base" refers at any time to the lesser of 2-1(b)(ii)(A) or 2-1 (b)(ii)(B), where:
                        (A)  is the Loan Ceiling.
                        (B)  is the result of the following:

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                             (I)  The result of multiplying the then applicable
                                  Inventory Advance Rate and the number of Units of the applicable Acceptable Inventory (in each case net of Inventory Reserves).
                             Minus
                             (II) The then aggregate of the Availability
                                  Reserves which initially shall include a
                                  Reserve for sixty (60) days rent for those
                                  locations in the State of Washington for which the Lender has not received landlord lien waivers, in form and substance acceptable to Lender.
            (c) Availability shall be based upon Borrowing Base Certificates furnished as provided in Section 5-4 hereof.
            (d) The proceeds of borrowings under the Revolving Credit shall be used solely in accordance with the Business Plan for working capital purposes of the Borrowers and for their Capital Expenditures, all solely to the extent permitted by the within Agreement.
     2.2.   Advances in Excess of Borrowing Base.  The Lender does not have any
            ------------------------------------
obligation to make any loan or advance, or otherwise to provide any credit for the benefit of the Borrowers such that the balance of the Loan Account exceeds the Borrowing Base. The making of loans, advances, and credits and the providing of financial accommodations in excess of the Borrowing Base is for the benefit of the Borrowers and does not affect the obligations of the Borrowers hereunder; such loans, advances, credits, and financial accommodations constitute Liabilities. The making of any such loans, advances, and credits and the providing of financial accommodations, on any one occasion such that the Borrowing Base is exceeded shall not obligate the Lender to make any such loans, credits, or advances or to provide any financial accommodation on any other occasion nor to permit such loans, credits, or advances to remain outstanding.
     2.3.   Risks of Value of Collateral.  The Lender's reference to a given
            ----------------------------
asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Lender relative to the actual value of the asset in question. All risks concerning the saleability of the Borrowers' Inventory are and remain upon the Borrowers. All Collateral secures the

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prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Lender in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit.
     2.4.   Loan Requests.
            -------------
            (a) Subject to the provisions of the within Agreement, a loan or advance under the Revolving Credit duly and timely requested by the Borrowers shall be made pursuant hereto, provided that:
                 (i)    Borrowing Base will not be exceeded; and
                 (ii) The Revolving Credit has not been suspended as provided in Section 2-4(i).
            (b) Requests for loans and advances under the Revolving Credit may be requested by the Borrowers in such manner as may from time to time be acceptable to the Lender.
            (c) Subject to the provisions of the within Agreement, the Borrowers may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving the Lender notice no later than the following:
                 (i) If such Revolving Credit Loan is or is to be converted to a Base Margin Loan: By 11:30AM on the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted. Base Margin Loans requested by the Borrowers, other than those resulting from the conversion of a Libor Loan, shall not be less than $10,000.00.
                 (ii) If such Revolving Credit Loan is, or is to be continued as, or converted to, a Libor Loan: By 1:OOPM Three (3) Libor Business Days before the end of the then applicable Interest Period. Libor Loans and conversions to Libor Loans shall each be not less than One Million Dollars ($1,000,000) and in increments of Five Hundred Thousand Dollars ($500,000) in excess of such minimum. Any Libor Loan which matures while a Suspension Event is extant shall be converted, at the option of the Lender to a Base Margin Loan notwithstanding any notice from the Borrowers that such Loan is to be continued as a Libor Loan.
            (d) Any request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan which is made after the applicable deadline therefor, as set forth above, shall be deemed to have been made at the opening of business
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applicable. Each request for a Revolving Credit Loan or for the conversion of a
Revolving Credit Loan shall be made in such manner as may from time to time be acceptable to the Lender.
            (e) If, during the Fifteen (15) days immediately preceding the day on which a loan request is made there has been no unpaid principal balance in the Loan Account on account of loans and advances under the Revolving Credit, the loan so requested shall be made (subject to all other provisions of the within Agreement) no later than the Fifth Business Day after (and not counting) the day on which the loan otherwise would have been made as provided above.
            (f) The Borrowers may request that the Lender cause the issuance of L/C's for the account of the Borrowers as provided in Section 2-16.
            (g) The Lender may rely on any request for a loan or advance, or other financial accommodation under the Revolving Credit which the Lender, in good faith, believes to have been made by a person duly authorized to act on behalf of the Borrowers and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Lender's being furnished with such documentation concerning that person's authority to act as may be satisfactory to the Lender.
            (h) A request by the Borrowers for loan or advance, or other financial accommodation under the Revolving Credit shall be irrevocable and shall constitute certification by the Borrowers that as of the date of such request, each of the following is true and correct:
                 (i) There has been no material adverse change in the Borrowers' financial condition from the most recent financial information furnished Lender pursuant to this Agreement.
                 (ii) The Borrowers are in compliance with, and has not breached any of, its covenants contained in this Agreement.
                 (iii) All or a portion of any loan or advance so requested will be set aside by the Borrowers to cover all of the Borrowers' obligations for sales tax on account of sales since the then most recent borrowing pursuant to the Revolving Credit.
                 (iv) Each representation which is made herein or in any of the Loan Documents is then true and complete as of and as if made on the date of such request.
                 (v)    No Suspension Event is then extant.
            (i)  Upon the occurrence from time to time of any Suspension Event:
                 (i)    The Lender may suspend the Revolving Credit immediately.

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                 (ii)   The Lender shall not be obligated, during such
     suspension, to make any loans or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.
                 (iii) The Lender may suspend the right of the Borrowers to request any Libor Loan or to convert any Base Margin Loan to a Libor Loan.
     2.5.   Making of Loans Under Revolving Credit.
            --------------------------------------
            (a) A loan or advance under the Revolving Credit shall be made by the transfer of the proceeds of such loan or advance to the Funding Account or as otherwise instructed by the Borrowers.
            (b) A loan or advance shall be deemed to have been made under the Revolving Credit (and the Borrowers shall be indebted to the Lender for the amount thereof immediately) at the following:
                 (i) The Lender's initiation of the transfer of the proceeds of such loan or advance in accordance with the Borrowers' instructions (if such loan or advance is of funds requested by the Borrowers).
                 (ii) The charging of the amount of such loan to the Loan Account (in all other circumstances).
            (c) There shall not be any recourse to or liability of the Lender, on account of:
                 (i) Any delay in the making of any loan or advance requested under the Revolving Credit.
                 (ii) Any delay in the proceeds of any such loan or advance constituting collected funds.
                 (iii) Any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under the Revolving Credit, the wire transfer of which was properly initiated by the Lender in accordance with wire instructions provided to the Lender by the Borrowers.
     2.6.   The Loan Account.
            -----------------
            (a) An account ("Loan Account") shall be opened on the books of the Lender. A record may be kept in the Loan Account of all loans made under or pursuant to this Agreement and of all payments thereon.

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            (b)  The Lender may also keep a record (either in the Loan Account or elsewhere, as the Lender may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed the Lender on account of the Liabilities and of all credits against such amounts so owed.
            (c) All credits against the Liabilities shall be conditional upon final payment to the Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Lender for any reason or is not so paid shall be a Liability and shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.
            (d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which the Borrowers are obligated hereunder are payable on demand. In the determination of Availability, the Lender may deem fees, service charges, accrued interest, and other payments as having been advanced under the Revolving Credit whether or not such amounts are then due and payable.
            (e) The Lender, without the request of the Borrowers, may advance under the Revolving Credit any interest, fee, service charge, or other payment to which the Lender is entitled from the Borrowers pursuant hereto and may charge the same to the Loan Account notwithstanding that such amount so advanced may result in Borrowing Base's being exceeded. Such action on the part of the Lender shall not constitute a waiver of the Lender's rights and Borrowers' obligations under Section 2-8(b). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2-6(e) shall bear interest, subject to Section 2-9(f), at the Base Margin Rate.
            (f) Any statement rendered by the Lender to the Borrowers concerning the Liabilities shall be considered correct and accepted by the Borrowers and shall be conclusively binding upon the Borrowers unless the Borrowers provide the Lender with written objection thereto within twenty (20) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. The Loan Account and the Lender's books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.
     2.7.   The Revolving Credit Note.  The obligation to repay loans and
            -------------------------
advances under the Revolving Credit, with interest as provided herein, shall be evidenced by a note (the "Revolving Credit Note") in the form of EXHIBIT 2-7, annexed hereto, executed by the Borrowers. Neither the original nor a copy of the Revolving Credit Note shall be required, however, to establish or prove any
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In the event that the Revolving Credit Note is ever lost, mutilated, or destroyed, the Borrowers shall execute a replacement thereof and deliver such replacement to the Lender.
     2.8.   Payment of The Loan Account.
            ---------------------------
            (a) The Borrowers may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date. Such payments shall be applied first to Base Margin Loans and only then to Libor Loans.
            (b) The Borrowers, without notice or demand from the Lender, shall pay the Lender that amount, from time to time, which is necessary so that the unpaid balance of the Loan Account does not exceed the Borrowing Base. Such payments shall be applied first to Base Margin Loans and only then to Libor Loans.
            (c) The Lender shall endeavor to cause those application of payments (if any), pursuant to Sections 2-8(a) and 2-8(b) against Libor Loans then outstanding in such manner as results in the least cost to the Borrowers, but shall not have any affirmative obligation to do so nor liability on account of the Lender's failure to have done so. In no event shall action or inaction taken by the Lender excuse the Borrowers from any indemnification obligation under Section 2-8(e).
            (d) The Borrowers shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.
            (e) The Borrowers shall indemnify the Lender and hold the Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) which the Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:
                 (i) Default by the Borrowers in payment of the principal amount of or any interest on any Libor Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by the Lender to lenders of funds obtained by it in order to maintain its Libor Loans
                 (ii) Default by the Borrowers in making a borrowing or conversion after the Borrowers have given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.
                 (iii) The making of any payment on a Libor Loan or the making of any conversion of any such Loan to a Base Margin Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Lender to


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     lenders of funds obtained by it in order to maintain any such Loans as
     "breakage fees" (so-called).
     2.9.   Interest Rates.
            --------------
            (a) Each Revolving Credit Loan shall bear interest at the Base Margin Rate unless timely notice is given (as provided in Section 2-4(c)) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Libor Loan.
            (b) Each Revolving Credit Loan which consists of a Libor Loan shall bear interest at the applicable Libor Rate.
            (c) Subject to the provisions hereof, the Borrowers, by notice to the Lender, may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Base Margin Rate or the Libor Rate as specified from time to time by the Borrowers. For ease of reference and administration, each part of the Loan Account which bears interest at the same interest and for the same Interest Period is referred to herein as if it were a separate "Revolving Credit Loan".
            (d) The Borrowers shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that there are more than three interest rates applicable to the Revolving Credit Loans at any one time.
            (e) The Borrowers shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows:
                 (i) On the applicable Interest Payment Date for that Revolving Credit Loan.
                 (ii)   On the Termination Date and on the End Date.
                 (iii) Following the occurrence of any Event of Default, with such frequency as may be determined by the Lender.
            (f) Following the occurrence of any Event of Default (and whether or not the Lender exercises the Lender's rights on account thereof), all Revolving Credit Loans shall bear interest, at the option of the Lender at rate which is the aggregate of the Base Margin Rate plus Three Percent (3%) per annum.
            (g) The actual annual rate of interest to which the rates determined in accordance with this Section 2.9 is equivalent to the specified rate multiplied by the actual number of days during the year, divided by 360:

            Interest Rate x   365* =  % per year
                              ---
                              360

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* (in a leap year, 365 is replaced by 366)

     2.10.  Commitment Fee.
            --------------
            (a) As compensation for the Lender's commitment included herein to make loans and advances to the Borrowers and as compensation for the Lender's maintenance of sufficient funds available for such purpose, the Lender has earned a Commitment Fee (so referred to herein) of Six Hundred Thousand Dollars ($600,000.00).
            (b)  The Commitment Fee shall be paid in full at closing.
     2.11.  Facility Fee.
            ------------
            (a) In addition to any other fee or expense paid by the Borrowers on account of the Revolving Credit, the Borrowers shall pay the Lender a Facility Fee (so referred to herein) of One Hundred and Twenty-Six Thousand Dollars ($126,000), which has been fully earned by the Lender's execution of the within Agreement. Subject to this Section 2-11, the Facility Fee shall be paid to the Lender in monthly installments of Three Thousand Five Hundred Dollars ($3,500.00) each.
                 (i) A proration of such monthly installment shall be paid out of the first advance under the Revolving Credit for the period beginning with the date on which the within Agreement is executed and ending on the last day of the month of such execution.
                 (ii) A monthly installment shall be paid on the first day of the month next following that during which the within Agreement is executed and on the first day of each month thereafter, until the entire Facility Fee has been paid.
            (b) Upon the termination of the Revolving Credit and, at the Lender's option, upon the occurrence of any Event of Default described in
Section 10-11, any remaining installments of the Facility Fee shall be immediately due and payable.
     2.12.  Line (Unused) Fee.  In addition to any other fee by the Borrowers
            -----------------
on account of the Revolving Credit, the Borrowers shall pay the Lender a Line (Unused) Fee (so referred to herein) in arrears, on the first day of each month (and on the Termination Date). The Line Fee shall be equal to One Half of One Percent (0.5%) per annum of the average difference, during the month just ended (or relevant period with respect to the payment being made on the Termination
Date) between the Loan Ceiling and the unpaid principal balance of the Loan Account.
     2.13.  Early Termination Fee.
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            (a)  In the event that (i) the Termination Date occurs, for any reason, prior to the Maturity Date, or (ii) the Borrowers elect to prepay all Liabilities in full and terminate this Agreement, or (iii) the Liabilities are not paid in full on the Maturity Date (any such event being a "Termination Event"), the Borrowers shall pay the Lender the Early Termination Fee (so referred to herein) equal to One Percent (1%) of the Loan Ceiling in effect on the date of this Agreement.
     2.14.  Concerning Fees.
            ---------------
            (a) In addition to any other right to which the Lender is then entitled on account thereof, the Lender may assess an additional reasonable fee payable by the Borrowers on account of the accommodation, from time to time, by the Lender to the Borrowers' request that the Lender depart or dispense with one or more of the administrative provisions of the within Agreement and/or the Borrowers' failure to comply with any of such provisions.
                 (i) By way of non-exclusive example, the Lender may assess a reasonable fee on account of any of the following:
                        (A) The Borrowers' failure to pay that amount which is necessary so that the principal balance of the Loan Account does not exceed Borrowing Base (as required under Section 2-8(b) hereof),
                        (B) The providing of a loan or advance under the Revolving Credit or charging of the Loan Account such that the Borrowing Base would be exceeded.
                        (C) The foreshortening of any of the time frames with respect to the making of Revolving Credit Loans as set forth in
            Section 2-4(a).
                        (D) The Borrowers' failure to provide a financial statement or report within the applicable timeframe provided for such report under Article 5 hereof.
                 (ii) The inclusion of the foregoing right on the part of the Lender to assess a reasonable fee does not constitute an obligation, on the part of the Lender, to waive any provision of the within Agreement under any circumstances. The assessment of any such reasonable fee in any particular circumstance shall not constitute the Lender's waiver of any breach of the within Agreement on account of which such fee was assessed nor a course of action on which the Borrowers may rely.
            (b) The Borrowers shall not be entitled to any credit, rebate or repayment of the Commitment Fee, Facility Fee, Line (Unused) Fee, Early Termination Fee, or other fee previously earned by the Lender pursuant to this
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Agreement or suspension or termination of the Lender's obligation to make loans and advances hereunder.
     2.15.  Lender's Discretion.
            -------------------
            (a) Each reference in the Loan Documents to the exercise of discretion or the like by the Lender shall be to that Person's exercise of its judgment, in good faith (which shall be presumed), based upon that Person's consideration of any such factor as the Lender, taking into account information of which that Person then has actual knowledge, believes:
                 (i) Will or reasonably could be expected to affect the value of the Collateral, the enforceability of the Lender's security and collateral interests therein, or the amount which the Lender would likely realize therefrom (taking into account delays which may possibly be encountered in the Lender's realizing upon the Collateral and likely Costs of Collection).
                 (ii) Indicates that any report or financial information delivered to the Lender by or on behalf of the Borrowers are incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of the within Agreement.
                 (iii) Suggests an increase in the likelihood that the Borrowers will become the subject of a bankruptcy or insolvency proceeding.
                 (iv)   Constitutes a Suspension Event.
            (b) In the exercise of such judgment, the Lender also may take into account any of the following factors:
                 (i) Those included in, or tested by, the definitions of "Acceptable Inventory," "retail," and "cost".
                 (ii) The current financial and business climate of the industry in which the Borrowers compete (having regard for the Borrowers' position in that industry).
                 (iii) General macroeconomic conditions which have a material effect on the Borrowers' cost structure.
                 (iv) Material changes in or to the mix of the Borrowers' Inventory.
                 (v) Seasonality with respect to the Borrowers' Inventory and patterns of retail sales.


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                 (vi)   Such other factors as the Lender determines as having a
     material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrowers.
            (c) The burden of establishing the failure of the Lender to have acted in a reasonable manner in such Person's exercise of discretion shall be the Borrowers.
     2.16.  Procedures For Issuance of L/C's.
            --------------------------------
            (a) The Borrowers may request that the Lender cause the issuance of L/C's for the account of the Borrowers. Each such request shall be in such manner as may from time to time be acceptable to the Lender.
            (b) The Lender will endeavor to cause the issuance of any L/C so requested by the Borrowers, provided that , at the time that the request is made, the Revolving Credit has not been suspended as provided in Section 2-4(i) and if so issued:
                 (i) The aggregate Stated Amount of all L/C's then outstanding, does not exceed Five Hundred Thousand Dollars ($500,000).
                 (ii) The expiry of the L/C is not later than the earlier of Thirty (30) days prior to the Maturity Date or the following:
                        (A)  Standby's: One (1) year from initial issuance.
                        (B)  Documentary's: Sixty (60) days from issuance.
                 (iii)  Borrowing Base would not be exceeded.
            (c) The Borrowers shall execute such documentation to apply for and support the issuance of an L/C as may be required by the Issuer.
            (d) There shall not be any recourse to, nor liability of, the Lender on account of
                 (i)    Any delay or refusal by an Issuer to issue an L/C;
                 (ii) Any action or inaction of an Issuer on account of or in respect to, any L/C.
            (e) The Lender, without the request of the Borrowers, may advance under the Revolving Credit (and charge to the Loan Account) the amount of any honoring of any L/C and other amount for which the Borrowers, the Issuer, or the Lender becomes obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not a Suspension Event is then extant or such advance would result in Borrowing Base's being exceeded. Such action shall not constitute a waiver of the Lender's rights under Section 2-8(b) hereof.


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     2.17.  Fees For L/C's.
            --------------
            (a) The Borrowers shall pay to the Lender a fee, on account of L/C's, the issuance of which had been procured by the Lender, monthly in arrears, and on the Termination Date and on the End Date, equal to 2.50% per annum of the weighted average Stated Amount of all L/C's outstanding during the period in respect of which such fee is being paid.
            (b) In addition to the fee to be paid as provided in Subsection 2-17(a), above, the Borrowers shall pay to the Lender (or to the Issuer, if so requested by Lender), on demand, all issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C.
     2.18.  Concerning L/C's.
            ----------------
            (a) None of the Issuer, the Issuer's correspondents, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:
                 (i) The performance by any beneficiary under any L/C of that beneficiary's obligations to the Borrowers.
                 (ii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of, any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order.
            (b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.
            (c) Unless otherwise agreed to, in the particular instance, the Borrowers hereby authorize any Issuer to:
                 (i)    Select an advising bank, if any.
                 (ii)   Select a paying bank, if any.
                 (iii)  Select a negotiating bank.
            (d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrowers. The Issuer shall have discharged the Issuer's obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and


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comparable method). Neither the Lender nor the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.
            (e) The Lender's and the Issuer's rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.
            (f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Borrowers, the L/C will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 500, and any subsequent revisions thereof.
            (g) If any change in any law, executive order or regulation, or any directive of any administrative or governmental authority (whether or not having the force of law), or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, shall either:
                 (i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which the Lender or any Issuer has an obligation to lend to fund drawings under any L/C; or
                 (ii) impose on any Issuer any other condition or requirements relating to any and the result of any event referred to in Section 2-18(g)(i) or 2-18(g)(ii), above, shall be to increase the cost to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer's reasonable allocation among that Issuer's letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Lender and delivery by the Lender to the Borrowers of a certificate of an officer of the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Issuer, and the basis for determining such increased costs and their allocation, the Borrowers shall immediately pay to the Lender, from time to time as specified by the Lender, such amounts as shall be sufficient to compensate such Issuer for such increased cost. Any Issuer's determination of costs incurred under
     Section 2-18(g)(i) or 2-18(g)(ii), above, and the allocation, if any, of such costs among the Borrowers and other letter of credit customers


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     of such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer's certificate, shall be conclusive and binding on the Borrowers.
            (h)  The obligations of the Borrowers under the within Agreement with respect to L/C's are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:
                 (i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of the within Agreement, any L/C, or any other agreement or instrument relating thereto.
                 (ii) Any amendment or waiver of, or consent to the departure from, any L/C.
                 (iii) The existence of any claim, set-off, defense, or other right which the Borrowers may have at any time against the beneficiary of any L/C.
                 (iv)   Any good faith honoring of a drawing under any L/C,
     which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.
     2.19.  Changed Circumstances.
            ---------------------
            (a) The Lender may give the Borrowers notice of the occurrence of the following:
                 (i) The Lender shall have determined in good faith (which determination shall be final and conclusive) on any day on which the rate for a Libor Loan would otherwise be set, that adequate and fair means do not exist for ascertaining such rate.
                 (ii) The Lender shall have determined in good faith (which determination shall be final and conclusive) that:
                        (A) The continuation of or conversion of any Revolving Credit Loan to a Libor Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or compliance by the Lender in good faith with any applicable law or governmental regulation, guideline or order or interpretation or change thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law).
                        (B) The indices on which the interest rates for Libor Loans are based shall no longer represent the effective cost to the Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.

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            (b)  In the event that the Lender gives the Borrowers notice of an occurrence described in Section 2-19(a), then, until the Lender notifies the Borrowers that the circumstances giving rise to such notice no longer apply:
                 (i) The obligation of the Lender to make Libor Loans of the type affected by such changed circumstances or to permit the Borrowers to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.
                 (ii) Any notice which the Borrowers had given the Lender with respect to any Libor Loan, the time for action with respect to which has not occurred prior to the Lender's having given notice pursuant to Section 2-19(a), shall be deemed at the option of the Lender to not having been given.
     2.20.  Increased Costs.  If, as a result of any requirement of law, or of
            ---------------
the interpretation or application thereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which:
            (a) subjects the Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by the Borrowers to the Lender under this Agreement (except for taxes on the Lender's overall net income or capital imposed by the jurisdiction in which the Lender's principal or lending offices are located);
            (b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of the Lender;
            (c) imposes on the Lender any other condition with respect to any Loan Document; or
            (d) imposes on the Lender a requirement to maintain or allocate capital in relation to the Liabilities;
and the result of any of the foregoing, in the Lender's reasonable opinion, is to increase the cost to the Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by the Lender in respect of any loan, advance or financial accommodation by an amount which the Lender deems to be material, then upon the Lender's giving prior written notice thereof, from time to time, to the Borrowers (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Borrowers shall forthwith pay to the


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Lender, upon receipt of such notice, that amount which shall compensate the
Lender for such additional cost or reduction in income.
     2.21.  Concerning Joint and Several Liability of the Borrowers.
            -------------------------------------------------------
            (a) Each Borrower is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lender under this Agreement, for the mutual benefit, directly and indirectly, of such Borrower and in consideration of the undertakings of each other Borrower to accept joint and several liability for the Liabilities.
            (b) Each Borrower, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all Liabilities, it being the intention of the parties that all the Liabilities shall be the joint and several Liabilities of each of the Borrowers without preferences or distinction.
            (c) If and to the extent that any of the Borrowers fail to make any payment with respect to any of the Liabilities as and when due or to perform any of the Liabilities in accordance with the terms thereof, then in each such event the other Borrowers will make such payment with respect to, or perform, such Liability.
            (d) The Liabilities of each Borrower under this Agreement constitute full recourse Liabilities of Borrowers enforceable against each Borrower to the full extent of its properties and assets, irrespective of the validity, regularity, or enforceability of this Agreement or any other circumstance whatsoever.
            (e) Except as otherwise expressly provided in this Agreement, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any Loans made under this Agreement, notice of any action at any time taken or omitted by the Lender under or in respect of any of the Liabilities, and generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement.
            (f) Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Liabilities, the acceptance of any payment of any of the Liabilities, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lender at any time or times in respect of any default by any other Borrower in the performance or satisfaction of any term, covenant,

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     condition or provision of this Agreement, any and all other indulgences whatsoever by the Lender in respect of any of the Liabilities, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Liabilities or the addition, substitution or release, in whole or in part, of any other Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Lender with respect to the failure by the other Borrowers to comply with any of its respective Liabilities, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might afford grounds for terminating, discharging or relieving any Borrower, in whole or in part, from any of its Liabilities under this Section, its being the intention of each Borrower that, so long as any of the Liabilities hereunder remain unsatisfied, the Liabilities of the Borrowers shall not be discharged except by performance and then only to the extent of such performance. The Liabilities of the Borrowers under this Agreement shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any of the Borrowers or the Lender. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Borrowers or the Lender.
            (g) The provisions of this Section are made for the benefit of the Lender and its successors and assigns, and may be enforced in good faith by it from time to time against any or all of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Lender first to marshal any of its claims or to exercise any of its rights against any other Borrower or to exhaust any remedies available to it against any other Borrower or to resort to any other source or means of obtaining payment of any of the Liabilities hereunder or to elect any other remedy. The provisions of this Section shall remain in effect until all of the Liabilities shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Liabilities, is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization, of any of the Borrowers, or otherwise, the provisions of this Section will forthwith be reinstated in effect, as though such payment had not been made.


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     2.22   Video City, Inc. as Agent Borrower.  The Borrowers for their
            ----------------------------------
convenience have appointed the Agent Borrower as their agent for the purposes of entering into the loan arrangements contemplated hereby, requesting advances, making representations and warranties, and distributing proceeds of Loans and generally taking such other action as is reasonably necessary to administer the Loans on behalf of the Borrowers. The Agent Borrower shall execute and deliver to Lender an Agented Borrowing Agreement by and among the Borrowers and Agent Borrower, which shall contain terms and conditions satisfactory to Lender in its sole discretion further evidencing the Agent Borrowers' appointment as agent for the Borrowers hereunder.
     2.23   Intercompany Loans.   Each Borrower has agreed that, in the event of
            ------------------
a request from another Borrower, it will lend, upon prior notice to Lender, to such other Borrower the lesser of (a) an amount equal to the additional funds which the Borrower making such loan would then be permitted to borrow under this Agreement (in excess of the aggregate amount of such borrowings then outstanding) or (b) an amount equal to such available funds which such lending Borrower then estimates to be in excess of funds required for the then and
immediate future needs of its business.   All such intercompany loans will be on
an open account basis and will bear interest at the same rates then being paid under the Loan Agreement. Such intercompany loans are not intended to be represented by promissory notes or other instruments, but if at any time any such advance is represented by a promissory note or other instrument, the Borrower which is the holder of such promissory note or other instrument shall immediately deliver such promissory note or other instrument, together with any necessary endorsements, to Lender. Notwithstanding anything contained herein to the contrary, the Borrowers shall be prohibited from making any such intercompany loans if an Event of Default has occurred and is continuing under this Agreement or an Event of Default would exist after giving effect to the intercompany loan.

ARTICLE 3 - CONDITIONS PRECEDENT:

     As a condition to the effectiveness of this Agreement, the establishment of the Revolving Credit, and the making of the first loan under the Revolving Credit, each of the documents respectively described in Sections 3-1 through and including 3-5, (each in form and substance satisfactory to the Lender) shall have been delivered to the Lender, and the conditions respectively described in Sections 3-6 through and including 3-10, shall have been satisfied:
     3.1.   Corporate Due Diligence.
            -----------------------

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            (a)  A Certificate of corporate good standing issued by the
Secretary of State for the State of incorporation for each Borrower.
            (b) Certificates of due qualification, in good standing, issued by the Secretary(ies) of State of each State in which the nature of the Borrowers' business conducted or assets owned could require such qualification.
            (c) A Certificate of each of the Borrowers' Assistant Secretaries of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.
     3.2.   Opinion.  An opinion of counsel to the Borrowers in form and
            -------
substance satisfactory to the Lender.
     3.3.   Landlord Waivers.  The delivery to the Lender of waivers or
            ----------------
subordinations (each in form satisfactory to the Lender) executed by each of the Borrowers' landlords.
     3.4.   Additional Documents.  Such additional instruments and documents as
            --------------------
the Lender or its counsel reasonably may require or request, including but not limited to the following documents:
     (a) Subordination Agreement executed by the Borrowers and Ingram Entertainment, Inc. in favor of the Lender.
     (b) Subordination Agreement executed by the Borrowers and Rentrak Corporation in favor of the Lender.
     (c)    Assignment by the Seller of warranties under the Purchase Agreement

     3.5.   Officers' Certificates.  Certificates executed by the President or
            ----------------------
Chief Executive Officer and the Chief Financial Officer of the Borrowers and stating that the representations and warranties made by the Borrowers to the Lender in the Loan Documents are true and complete as of the date of such Certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default.
     3.6.   Representations and Warranties.  Each of the representations made by
            ------------------------------
or on behalf of the Borrowers in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of the Borrowers shall be true and complete as of the date as of which such representation or warranty was made.

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     3.7.   Minimum Excess Availability.  The Borrowing Base, after giving
            ---------------------------
effect to the first funding under the Revolving Credit; all then held checks (if any); accounts payable which are 30 days beyond credit terms then accorded the Borrowers; overdrafts, any charges to the Loan Account made in connection with the establishment of the credit facility contemplated hereby; and L/C's to be issued at, or immediately subsequent to, such establishment, is not less than Two Million Dollars ($2,000,000.00).
     3.8.   All Fees and Expenses Paid.  All fees due at or immediately after
            --------------------------
the first funding under the Revolving Credit and all costs and expenses incurred by the Lender in connection with the establishment of the credit facility contemplated hereby (including the fees and expenses of counsel to the Lender) shall have been paid.
     3.9.   No Suspension Event.  No Suspension Event shall then exist.
            -------------------
     3.10.  No Adverse Change.  No event shall have occurred or failed to occur,
            -----------------
which occurrence or failure is or could have a materially adverse effect upon the Borrowers' financial condition when compared with such financial condition at October 31, 1998.
     3.11.  Purchase Agreement    The transactions contemplated by the Purchase
            ------------------
Agreement have closed and been fully consummated.
No document shall be deemed delivered to the Lender until received and accepted by the Lender at its head offices in Boston, Massachusetts. Under no circumstances will the within Agreement take effect until executed and accepted by the Lender at said head office.

ARTICLE 4 - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

     To induce the Lender to establish the loan arrangement contemplated herein and to make loans and advances and to provide financial accommodations under the Revolving Credit (each of which loans shall be deemed to have been made in reliance thereupon) the Borrowers, in addition to all other representations, warranties, and covenants made by the Borrowers in any other Loan Document, makes those representations, warranties, and covenants included in the within Agreement.
     4.1.   Payment and Performance of Liabilities.  The Borrowers shall pay
            --------------------------------------
each Liability when due (or when demanded if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.
     4.2.   Due Organization - Corporate Authorization - No Conflicts.
            ---------------------------------------------------------
            (a) Each Borrower presently is and shall hereafter remain in good standing as corporation and is and shall hereafter remain duly qualified and in good standing in every other State in


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which, by reason of the nature or location of such Borrowers assets or operation of such Borrowers' business, such qualification may be necessary.
          (b)  Each Related Entity is listed on EXHIBIT 4-2, annexed hereto.
Each Related Entity is and shall hereafter remain in good standing in the State in which incorporated and is and shall hereafter remain duly qualified in which other State in which, by reason of that entity's assets or the operation of such entity's business, such qualification may be necessary. The Borrowers shall provide the Lender with prior written notice of any entity's becoming or ceasing to be a Related Entity.
          (c) The Borrowers shall not change their respective States of incorporation nor their respective taxpayer identification numbers.
          (d) Each Borrower has all requisite corporate power and authority to execute and deliver all Loan Documents to which such Borrower is a party and has and will hereafter retain all requisite corporate power to perform all Liabilities.
          (e) The execution and delivery by each Borrower of each Loan Document to which it is a party; each Borrowers' consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of security interests by such Borrower as contemplated hereby); such Borrowers' performance under those of the Loan Documents to which it is a party, the borrowings hereunder; and the use of the proceeds thereof:
               (i)   Have been duly authorized by all necessary corporate
     action.
               (ii)  Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of such Borrower.
               (iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of such Borrower pursuant to any Requirement of Law or obligation, except pursuant to the Loan Documents.
          (f) The Loan Documents have been duly executed and delivered by each Borrower and are the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their respective terms.
     4.3. Trade Names.
          -----------
          (a)  EXHIBIT 4-3, annexed hereto, is a listing of:
               (i) All names under which the Borrowers have conducted their business six (6) months prior to the date hereunder and under which they are conducting their business.


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               (ii) All entities and/or persons with whom the Borrowers ever consolidated or merged, or from whom the Borrowers ever acquired in a single transaction or in a series of related transactions substantially all of such entity's or person's assets.
          (b) The Borrowers will not change their respective names or conduct their businesses under any name not listed on EXHIBIT 4-3 except (i) upon not less than twenty-one (21) days prior written notice (with reasonable particularity) to the Lender and (ii) in compliance with all other provisions of this Agreement.
     4.4. Infrastructure.
          --------------
          (a) The Borrowers, and each of them, have and will maintain a sufficient infrastructure to conduct their business as presently conducted and as contemplated to be conducted as described in the Business Plan.
          (b) Based upon a diligent inquiry undertaken by the Borrowers, it appears that the computer applications which the Borrowers presently employ do not have a Year 2000 Problem. The Borrowers, and each of them, will not employ any computer application hereafter unless the Borrowers shall have first made a diligent inquiry to assure that no Year 2000 Problem will arise on account of the use of such application.
          (c) The Borrowers, and each of them, own and possess, or have the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secret, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for the conduct their businesses.
          (d) The conduct by the Borrowers, and each of them, of their businesses does not presently infringe (nor will conduct by the Borrowers, or any of them, of their business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person.
     4.5. Locations.
          ---------
          (a) The Collateral, and the books, records, and papers of Borrowers, and each of them, pertaining thereto, are kept and maintained solely at the Borrowers' chief executive offices at
               (i) 370 Amapola Avenue, Suite 208, Torrance, California 90501 and


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               (ii)  those locations which are listed on EXHIBIT 4-5, annexed hereto, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that the Borrowers, or one of them, owns the subject location) and of all service bureaus with which any such records are maintained and the names and addresses of each of the Borrowers' landlords.
          (b) Except to the extent permitted under Section 4.5(d), neither the Borrowers' nor any of them, shall, without Lender's prior consent, remove any of the Collateral from said chief executive office or those locations listed on
EXHIBIT 4-5 except to:
               (i) accomplish sales of Inventory in the ordinary course of business; or
               (ii) move Inventory from one such location to another such location; or
               (iii) utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).
          (c) Except to the extent permitted under Section 4.5(d), neither the Borrowers, nor any of them, will:
               (i)   Execute, alter, modify, or amend any Lease.
               (ii) Commit to, or open or close any location at which the Borrowers, or any of them, maintains, offers for sales, or stores any of the Collateral.
          (d) The Borrowers may, in the absence of any continuing Event of Default,
               (i) Relocate up to ten percent (10%) of its stores in any twelve month period upon forty-five (45) days prior notice to Lender.
               (ii) Open up to five (5) new locations during any 12 month period upon forty-five (45) days prior notice to Lender.
               (iii) Alter, modify or amend any Lease, provided such modifications are on terms no less favorable to the Borrowers.
          (e)  Except as otherwise disclosed pursuant to, or permitted by, this
Section 4-5, no tangible personal property of the Borrowers, or any of one of them, is in the care or custody of any third party or stored or entrusted with a bailee or other third party and none shall hereafter be placed under such care, custody, storage, or entrustment.
     4.6. Title to Assets.
          ---------------


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          (a)  The Borrowers, and each of them is, and shall hereafter remain, the owner of the Collateral free and clear of all Encumbrances with the exceptions of the following (the "Permitted Encumbrances"):
               (i)  Encumbrances in favor of the Lender.
               (ii) Those Encumbrances (if any) listed on EXHIBIT 4-6, annexed hereto.
          (b) The Borrowers, and each of them, do not and shall not have possession of any property on consignment to the Borrowers in excess of One Hundred Thousand Dollars ($100,000.00) nor any leased Inventory, other than leased Inventory supplied by Rentrak Corporation or like supplier, which leased Inventory shall not exceed fifteen percent (15%) of total Active Video Units and Active Game Units at any one time.
          (c) The Borrowers, and each of them, shall not acquire or obtain the right to use any Equipment, the acquisition or right to use of which Equipment is otherwise permitted by the within Agreement, in which Equipment any third party has an interest, except for:
               (i) Equipment which is merely incidental to the conduct of the business of the Borrowers, or any of them.
               (ii) Equipment, the acquisition or right to use of which has been consented to by the Lender, which consent may be conditioned upon the Lender's receipt of such agreement with the third party which has an interest in such Equipment as is satisfactory to the Lender.
     4.7. Indebtedness.  The Borrowers, and each of them, do not and shall not
          ------------
hereafter have any Indebtedness with the exceptions of:
          (a)  Any Indebtedness to the Lender.
          (b)  The Indebtedness (if any) listed on EXHIBIT 4-7, annexed hereto.
          (c) Up to One Million Dollars ($1,000,000) of Indebtedness for purchase money financing for Equipment and Fixtures.
     4.8. Insurance Policies.
          ------------------
          (a) EXHIBIT 4-8, annexed hereto, is a schedule of all insurance policies owned by the Borrowers, or any one of them, or under which the Borrowers, or any one of them, is the named insured. Each of such policies is in full force and effect. Neither the issuer of any such policy nor the Borrowers, or any one of them, is in material default or violation of any such policy.
          (b) The Borrowers, and each of them, shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written


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by such companies as may be satisfactory to the Lender. The coverage reflected on EXHIBIT 4-8 presently satisfies the foregoing requirements, it being recognized by the Borrowers, however, that such requirements may change hereafter to reflect changing circumstances. All insurance carried by each of the Borrowers shall provide for a minimum of Sixty (60) days' written notice of cancellation to the Lender and all such insurance which covers the Collateral shall include an endorsement in favor of the Lender, which endorsement shall provide that the insurance, to the extent of the Lender's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of the Borrowers or by the failure of the Borrowers to comply with any warranty or condition of the policy. In the event of the failure by the Borrowers to maintain insurance as required herein, the Lender, at its option, may obtain such insurance, provided, however, the Lender's obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Borrowers' failure to have maintained such insurance. The Borrowers shall furnish to the Lender certificates or other evidence satisfactory to the Lender regarding compliance by the Borrowers with the foregoing insurance provisions.
          (c) The Borrowers shall advise the Lender of each claim in excess of $50,000.00 made by the Borrowers, under any policy of insurance which covers the Collateral and will permit the Lender , at the Lender's option in each instance, to the exclusion of the Borrowers, to conduct the adjustment of each such claim (and of all claims following the occurrence of any Suspension Event). The Borrowers hereby appoints the Lender as the Borrowers' attorney in fact to obtain, adjust, settle, and cancel any insurance described in this section and to endorse in favor of the Lender any and all drafts and other instruments with respect to such insurance. The within appointment, being coupled with an interest, is irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender. The Lender shall not be liable on account of any exercise pursuant to said power except for any exercise in actual willful misconduct and bad faith. The Lender may apply any proceeds of such insurance against the Liabilities, whether or not such have matured, in such order of application as the Lender may determine.
     4.9.  Licenses.  Each license, distributorship, franchise, and similar
           --------
agreement issued to, or to which the Borrowers, or any one of them, is a party is in full force and effect. No party to any such license or agreement is in material default or violation thereof. None of the Borrowers has received any notice or threat of cancellation of any such license or agreement.
     4.10. Leases.  EXHIBIT 4-10, annexed hereto, is a schedule of all presently
           ------
effective Capital Leases. Exhibit 4-5 includes a list of all other presently effective Leases. Each of such Leases and


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Capital Leases is in full force and effect. No party to any such Lease or
Capital Lease is in material default or violation of any such Lease or Capital Lease and none of the Borrowers has received any notice or threat of cancellation of any such Lease or Capital Lease. The Borrowers hereby authorize the Lender at any time and from time to time to contact any of the Borrowers' landlords in order to confirm the Borrowers' continued compliance with the terms and conditions of the Lease(s) between the Borrowers and that landlord and to discuss such issues, concerning the Borrowers' occupancy under such Lease(s), as the Lender may determine.
     4.11.  Requirements of Law.  The Borrowers, and each of them, is in
            -------------------
compliance with, and shall hereafter comply with and use its assets in compliance with, all Requirements of Law. None of the Borrowers has received any notice of any violation of any Requirement of Law (whether or not such violation is material), which violation has not been cured or otherwise remedied.
     4.12.  Maintain Properties.  The Borrowers, and each of them, shall:
            -------------------
            (a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).
            (b) Not suffer or cause the waste or destruction of any material part of the Collateral.
            (c) Not use any of the Collateral in violation of any policy of insurance thereon.
            (d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:
                 (i) The sale of Inventory in compliance with the within Agreement.
                 (ii) The disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of the Borrowers.
                 (iii) The turning over to the Lender of all Receipts as provided herein.
     4.13.  Pay Taxes.
            ---------
            (a) The Borrowers have received written notice from the Internal Revenue Service that the Internal Revenue Service has completed its examination of the Borrowers' federal income tax returns for all examined tax years through and including the Borrowers' taxable year referenced on EXHIBIT 4-13, annexed hereto, and that all deficiencies, assessments, and other amounts asserted as a result of such examinations have been fully paid or settled. No agreement is extant which waives or extends any statute of limitations applicable to the right of the Internal Revenue Service to assert a


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deficiency or make any other claim for or in respect to federal income taxes, except as disclosed in EXHIBIT 4-13. No issue has been raised in any such examination which, by application of similar principles, reasonably could be expected to result in the assertion of a deficiency for any fiscal year open for examination, assessment, or claim by the Internal Revenue Service, except as disclosed in EXHIBIT 4-13.
          (b) The Borrowers have received written notice from the respective state and local taxing authorities to which the Borrowers are subject that such authorities have completed their respective examination of the Borrowers' return(s) for all state and local income, excise, sales, and other taxes for which the Borrowers are liable for the respective examined tax years referenced on EXHIBIT 4-13, annexed hereto, and that all deficiencies, assessments, and other amounts asserted as a result of such examinations have been fully paid or settled. No agreement is extant which waives or extends any statute of limitations applicable to the right of any state taxing authority to assert a deficiency or make any other claim for or in respect to any such state taxes.
No issue has been raised in any such examination which, by application of similar principles, reasonably could be expected to result in the assertion of a deficiency for any fiscal year open for examination, assessment, or claim by any state or local taxing authority.
          (c) Except as disclosed on said EXHIBIT 4-13, there are no examinations of or with respect to the Borrowers presently being conducted by the Internal Revenue Service or any other taxing authority.
          (d) The Borrowers have, and hereafter shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against the Borrowers, or any one of them, or the Collateral by any person or entity whose claim could result in an Encumbrance upon any asset of the Borrowers or by any governmental authority; properly exercise any trust responsibilities imposed upon the Borrowers by reason of withholding from employees' pay or by reason of the Borrowers' receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by the Borrowers; and timely file all tax and other returns and other reports with each governmental authority to whom the Borrowers is obligated to so file.
          (e) At its option, the Lender may, but shall not be obligated to, pay any taxes, unemployment contributions, and any and all other charges levied or assessed upon the Borrowers, or any one of them, or the Collateral by any person or entity or governmental authority, and make any


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contributions or other payments on account of the Borrowers' Employee Benefit
Plan as the Lender , in the Lender's discretion, may deem necessary or desirable, to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto, provided, however, the Lender's making of any such payment shall not constitute a cure or waiver of any Event of Default occasioned by the Borrowers' failure to have made such payment.
     4.14.   No Margin Stock.  None of the Borrowers are engaged in the business
             ---------------
of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations G,U,T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.
     4.15.   ERISA.  The Borrowers nor any ERISA Affiliate ever has or hereafter
             -----
shall:
             (a) Violate or fail to be in full compliance with the Borrowers' Employee Benefit Plan.
             (b) Fail timely to file all reports and filings required by ERISA to be filed by the Borrowers.
             (c) Engage in any "prohibited transactions" or "reportable events" (respectively as described in ERISA).
             (d) Engage in, or commit, any act such that a tax or penalty could be imposed upon the Borrowers on account thereof pursuant to ERISA.
             (e) Accumulate any material funding deficiency within the meaning of ERISA.
             (f) Terminate any Employee Benefit Plan such that a lien could be asserted against any assets of the Borrowers on account thereof pursuant to ERISA.
             (g) Be a member of, contribute to, or have any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of
Section 4001 (a) of ERISA.
     4.16.   Hazardous Materials.
             -------------------
             (a)  Neither the Borrowers, nor any of them, has ever:
                  (i) Been legally responsible for any release or threat of release of any Hazardous Material.
                  (ii) Received notification of any release or threat of release of any Hazardous Material from any site or vessel occupied or operated by the Borrowers, or any of them, and/or of the incurrence of any expense or loss in connection with the assessment,


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     containment, or removal of any release or threat of release of any
     Hazardous Material from any such site or vessel.
            (b)  The Borrowers, and each of them, shall:
                 (i) Dispose of any Hazardous Material only in compliance with all Environmental Laws.
                 (ii) Not store on any site or vessel occupied or operated by the Borrowers, or any of them, and not transport or arrange for the transport of any Hazardous Material, except if such storage or transport is in the ordinary course of the Borrowers' business and is in compliance with all Environmental Laws.
            (c) The Borrowers shall provide the Lender with written notice upon the Borrowers' obtaining knowledge of any incurrence of any expense or loss by any governmental authority or other Person in connection with the assessment, containment, or removal of any Hazardous Material, for which expense or loss the Borrowers, or any one of them, may be liable.
     4.17.  Litigation.  Except as described in EXHIBIT 4-17, annexed hereto,
            ----------
there is not presently pending or threatened by or against the Borrowers, or any of them, any suit, action, proceeding, or investigation which, if determined adversely to the Borrowers, or any of them, would have a material adverse effect upon the Borrowers' financial condition or ability to conduct their business as such business is presently conducted or is contemplated to be conducted in the foreseeable future.
     4.18.  Dividends or Investments.  Neither the Borrowers, nor any of them,
            ------------------------
shall without the consent of Lender.
            (a) Pay any cash dividend or make any other distribution in respect of any class of the Borrowers' capital stock, except the Borrowers may, without the consent of Lender, pay such cash dividends as provided on EXHIBIT 4.18(a) hereto provided there has not occurred a continuing Event of Default and there
       --------
would not be an Event of Default after giving effect to such cash dividends.
            (b) Own, redeem, retire, purchase, or acquire any of the Borrowers' capital stock, except for Agent Borrower's ownership of the Subsidiaries stock.
            (c) Invest in or purchase any stock or securities or rights to purchase any such stock or securities, of any corporation or other entity, except as contemplated by the Purchase Agreement.
            (d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity, except as provided on EXHIBIT 4.18(d) hereto.


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            (e)  Consolidate any of the Borrowers' operations with those of any other corporation or other entity.
            (f) Organize or create any Related Entity, except as contemplated by the Purchase Agreement.
            (g) Subordinate any debts or obligations owed to the Borrowers by any third party to any other debts owed by such third party to any other Person.
            (h) Acquire any assets other than in the ordinary course and conduct of the Borrowers' business as conducted at the execution of this Agreement.
     4.19.  Loans.  Neither the Borrowers, nor any of them, shall make any loans
            -----
or advances to, nor acquire the Indebtedness of, any Person, provided, however, the foregoing does not prohibit any of the following:
            (a) Advance payments made to the Borrowers' suppliers in the ordinary course.
            (b) Advances to the Borrowers' officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of the Borrowers, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by the Borrowers.
            (c) Assumption of Indebtedness in connection with future acquisitions with Lender's prior consent.
     4.20.  Protection of Assets.  The Lender, in the Lender's discretion, and
            --------------------
from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action that the Lender may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Lender shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Lender has had an opportunity to be heard), from which finding no further appeal is available, that the Lender had acted in actual bad faith or in a grossly negligent manner. The Borrowers shall pay to the Lender, on demand, or the Lender, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Lender pursuant to this section. The obligation of the Borrowers to pay such amounts is a Liability.
     4.21.  Line of Business.  Neither the Borrowers, nor any one of them,
            ----------------
shall engage in any business other than the business in which they are currently engaged or a business reasonably related thereto (the conduct of which reasonably related business is reflected in the Business Plan).


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     4.22.  Affiliate Transactions.  Neither the Borrowers, nor any one of them,
            ----------------------
shall make any payment, nor give any value to any Related Entity except for goods and services actually purchased by the Borrowers from, or sold by the Borrowers to, such Related Entity for a price and on terms which shall
            (a) be competitive and fully deductible as an "ordinary and necessary business expense" and/or fully depreciable under the Internal Revenue Code of 1986 and the Treasury Regulations, each as amended, and
            (b) not be less favorable from those which would have been charged in an arms length transaction.
     4.23.  Executive Pay.
            -------------
            (a) The only Executive Officers of the Borrowers, at the execution of the within Agreement, are those individuals referenced in the definition of "Executive Officers", above.
            (b) Prior to the execution of the within Agreement, the Borrowers furnished the Lender with copies of all written Executive Agreements and outlines of the salient features of all unwritten Executive Agreements (as amended to date) then extant. There are no unwritten agreements or understandings between the Borrowers and any Executive Officer which relate to Executive Pay, written disclosure of which has not been made to the Lender.
            (c)  Neither the Borrowers, nor any of them, will
                 (i) Enter into any Executive Agreement not extant at the execution of the within Agreement except as permitted by Section
     4.23(c)(ii) hereof.
                 (ii) Alter, amend, supplement, renew, extend, change or supplant any Executive Agreement, except Borrowers may, in the absence of any continuing Event of Default or the occurrence of any Event of Default after giving effect to such changes, increase Executive Pay by up to fifteen percent (15%) per year in the case of Robert Y. Lee and fifty percent (50%) per year in the case of the Chief Financial Officer and may issue such stock in such classes and amounts as the Borrowers consider prudent in their reasonable business judgment.
                 (iii) Pay, provide, or facilitate any Executive Pay other than as provided in an Executive Agreement or, if not covered by an Executive Agreement, as permitted pursuant to Section 4-22 hereof.
     4.24.  Additional Assurances.
            ---------------------

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            (a)  Neither the Borrowers, nor any of them, is the owner of, nor have they any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 3) will be not be subject to a perfected security or other collateral interest in favor of the Lender (subject only to Permitted Encumbrances) to secure the Liabilities.
            (b) Neither the Borrowers, nor any of them, will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected security or other collateral interest in favor of the Lender to secure the Liabilities (subject only to Permitted Encumbrances).
            (c) The Borrowers shall execute and deliver to the Lender such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Lender may reasonably request to carry into effect the provisions and intent of this Agreement, to protect and perfect the Lender's security interests in the Collateral; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. The Borrowers shall execute all such instruments as may be required by the Lender with respect to the recordation and/or perfection of the security interests created herein.
            (d) The Borrowers, and each of them, hereby designates the Lender as and for the true and lawful attorney for the Borrowers, and each of them, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Lender's security and other collateral interests in the Collateral.
            (e) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this
Section 4-24 shall be sufficient for filing to perfect the security interests granted herein.
     4.25.  Adequacy of Disclosure.
            ----------------------
            (a) All financial statements furnished to the Lender by the Borrowers have been prepared in accordance with GAAP consistently applied and present fairly the condition of the Borrowers at the date(s) thereof and the results of operations and cash flows for the period(s) covered. There has been no change in the financial condition, results of operations, or cash flows of the Borrowers since the date(s) of such financial statements, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.


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            (b)  The Borrowers do not have any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Borrowers' financial statements furnished to the Lender prior to the execution of the within Agreement.
            (c) No document, instrument, agreement, or paper now or hereafter given the Lender by or on behalf of the Borrowers or any guarantor of the Liabilities in connection with the execution of the within Agreement by the Lender contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading. There is no fact known to the Borrowers which has, or which, in the foreseeable future could have, a material adverse effect on the financial condition of the Borrowers or any such guarantor which has not been disclosed in writing to the Lender.
     4.26.  Other Covenants.  Neither the Borrowers, nor any of them, shall
            ---------------
indirectly do or cause to be done any act which, if done directly by the Borrowers, or any one of them, would breach any covenant contained in this Agreement.
     4.27.  Ownership.  One Hundred Percent (100%) of the capital stock of each
            ---------
of the Subsidiaries is and, in the absence of the consent of Lender, shall remain wholly owned by Video City.
     4.28.  Acquisition.
            ------------
            (a) The Purchase Agreement has been duly authorized, executed and delivered by each of the parties thereto and constitute the complete legal, valid and binding obligations of each such party, enforceable in accordance with its terms.
            (b) All necessary governmental and third party consents, approvals, releases and filings required to be obtained to effect the transactions contemplated by the Purchase Agreement have been obtained and are in full force and effect.
            (c) The closing pursuant to the Purchase Agreement has occurred, or will occur simultaneously with the execution of this Agreement and Video City has acquired all of the right, title and interest in and to all of the capital stock of Videoland in accordance with the Purchase Agreement.
            (d) All representations and warranties of the parties to the Purchase Agreement are, to the best of the Borrowers' knowledge, including the schedules and exhibits thereto, were, at the time of the closing, true and correct in all material respects.
            (e) The Borrowers have delivered to the Lender a true, correct and complete copy of the Purchase Agreement, including all exhibits and schedules thereto.


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     4.29.  Management.  Robert Y. Lee presently devotes, and shall hereafter
            ----------
devote One Hundred Percent (100%) of his working time to the management of the Borrowers and shall not enter in any agreements to manage any other business venture, including without limitation other businesses in the same or substantially same business as the Borrowers.

ARTICLE 5 - FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

     5.1.   Maintain Records.  The Borrowers shall:
            ----------------
            (a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Borrowers' transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of the Borrowers at the close of, and its results of operations for, the periods in question.
            (b) Timely provide the Lender with those financial reports, statements, and schedules required by this Article 5 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the financial condition of the Borrowers at the close of, and its results of operations for, the period(s) covered therein.
            (c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.
            (d) At all times, retain independent certified public accountants who are reasonably satisfactory to the Lender and instruct such accountants to fully cooperate with, and be available to, the Lender to discuss the Borrowers' financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Lender.
            (e)  Not change the Borrowers' fiscal year.
     5.2.   Access to Records.
            -----------------
            (a) The Borrowers shall accord the Lender and the Lender's representatives with access from time to time as the Lender and such representatives may require to all properties owned by or over which the Borrowers has control. The Lender and the Lender's representatives shall have the right, and the Borrowers will permit the Lender and such representatives from time to time as the Lender


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and such representatives may request, to examine, inspect, copy, and make extracts from any and all of the Borrowers' books, records, electronically stored data, papers, and files. The Borrowers shall make all of the Borrowers' copying facilities available to the Lender.
          (b) The Borrowers hereby authorize the Lender and the Lender's representatives to:
               (i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to the Borrowers, or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Lender and the Lender's representatives with respect thereto.
               (ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with the Borrowers' computer billing companies, collection agencies, and accountants and to sign the name of the Borrowers on any notice to the Borrowers' Account Debtors or verification of the Collateral.
     5.3. Immediate Notice to Lender.
          --------------------------
          (a) The Borrowers shall provide the Lender with written notice immediately upon the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:
               (i)   Any change in the Borrowers' Executive Officers.
               (ii) The completion of any physical count of the Borrowers' Inventory (together with a copy of the certified results thereof).
               (iii) Any ceasing of the Borrowers' making of payment exceeding $25,000.00, in the ordinary course, to any of its creditors (including the ceasing of the making of such payments on account of a dispute with the subject creditor).
               (iv) Any failure by the Borrowers to pay rent at any of the Borrowers' locations, which failure continues for more than Ten (10) days following the day on which such rent first came due.
               (v) Any material change in the business, operations, or financial affairs of the Borrowers.
               (vi)  The occurrence of any Suspension Event.


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               (vii)  Any intention on the part of the Borrowers to discharge the Borrowers' present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 5-1 (d)).
               (viii) Any litigation which, if determined adversely to the Borrowers, might have a material adverse effect on the financial condition of the Borrowers.
          (b)  The Borrowers shall:
               (i) Provide the Lender, when so distributed, with copies of any materials distributed to the shareholders of the Borrowers (qua such shareholders).
               (ii) Add the Lender as an addressee on all mailing lists maintained by or for the Borrowers.
               (iii) At the request of the Lender, from time to time, provide the Lender with copies of all advertising (including copies of all print advertising and duplicate tapes of all video and radio advertising).
               (iv) Provide the Lender, when received by the Borrowers, with a copy of any management letter or similar communications from any accountant of the Borrowers.
     5.4. Borrowing Base Certificate.  The Borrowers shall provide the Lender by
          --------------------------
2:00PM, daily, with a Borrowing Base Certificate (in the form of EXHIBIT 5-4 annexed hereto, as such form may be revised from time to time by the Lender). Such Certificate may be sent to the Lender by facsimile transmission, provided that the original thereof is forwarded to the Lender on the date of such transmission.
     5.5. Weekly Reports.  Weekly, on Tuesday of each week (as of the then
          --------------
immediately preceding Sunday) the Borrowers shall provide the Lender with a sales audit report and a flash collateral report (each in such form as may be specified from time to time by the Lender ). Such report may be sent to the Lender by facsimile transmission, provided that the original thereof is forwarded to the Lender on the date of such transmission.
     5.6. Monthly Reports.
          ---------------
          (a) Monthly, the Borrowers shall provide the Lender with original counterparts of the following (each in such form as the Lender from time to time may specify and certified by the President or Chief Financial Officer of the Borrowers as to the accuracy thereof):
               (i)    Within fifteen (15) days of the end of the previous month:


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                    (A) An Inventory Certificate concerning the Borrowers'
          Inventory.
                    (B) An Active Inventory (Depreciation) Report concerning the Borrowers' Inventory.
               (ii) Within thirty (30) days of the end of the previous month:
                    (A) Officers' Compliance Certificate.
                    (B) Reconciliations of the Active Inventory (Depreciation) Report and Inventory Certificate to Availability and to the general ledger as of the end of the month.
                    (C) A schedule of purchases from the Borrowers' ten biggest vendors (in terms of year to date producers), which schedule shall be in such form as may be satisfactory to Lender and shall include year to date cumulative purchases and an aging of payables to each such vendor.
                    (D) An aging of Borrowers' accounts payable.
                    (E) An internally prepared financial statement of the Borrowers' financial condition the results of its operations (a) for the period ending with the end of the subject month, which such financial statement shall include, at a minimum, a balance sheet, invoice statement (on a store specific and on a "consolidated" basis), cash flow and comparison of some sales for the corresponding month of the then immediately previous year, as well as to the Business Plan.
          (b) For the purposes of Sections 5-6(a)(i) and (ii), above, the first "previous month" in respect of which the items required by that Section shall be December 1998.

     5.7. Quarterly Reports.  Quarterly, within Forty Five (45) days following
          -----------------
the end of each of the Borrowers' fiscal quarters, the Borrowers shall provide the Lender with an original counterpart of a management prepared Consolidated financial statement of the Borrowers for the period from the beginning of the Borrowers' then current fiscal year through the end of the subject quarter, with comparative information for the same period of the previous fiscal year, which statement shall include, at a minimum, a Consolidated balance sheet, Consolidated income statement (on a store specific and on a "consolidated" basis), Consolidated statement of changes in shareholders' equity, and Consolidated cash flows and comparisons for the corresponding quarter of the then immediately previous year, as well as to the Business Plan.


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     5.8. Annual Reports.
          --------------
          (a) Annually, within ninety (90) days following the end of the Borrowers' fiscal year, the Borrowers shall furnish the Lender with an original signed counterpart of the Borrowers' Consolidated annual financial statement, which statement shall have been prepared by, and bear the unqualified opinion of, the Borrowers' independent certified public accountants (i.e. said statement shall be "certified" by such accountants). Such annual statement shall include, at a minimum (with comparative information for the then prior fiscal year) a balance sheet, income statement, statement of changes in shareholders' equity, and cash flows.
          (b) No later than the earlier of Fifteen (1 5) days prior to the end of each of the Borrowers' fiscal years or the date on which such accountants commence their work on the preparation of the Borrowers' Consolidated annual financial statement, the Borrowers shall give written notice to such accountants (with a copy of such notice, when sent, to the Lender) that:
               (i) Such annual Consolidated financial statement will be delivered by the Borrowers to the Lender.
               (ii) It is the primary intention of the Borrowers, in its engagement of such accountants, to satisfy the financial reporting requirements set forth in this Article 5.
               (iii) The Borrowers has been advised that the Lender will rely thereon with respect to the administration of, and transactions under, the credit facility contemplated by the within Agreement.
          (c) Each annual statement shall be accompanied by such accountant's Certificate indicating that, in the preparation of such annual statement, such accountants did not conclude that any Suspension Event had occurred during the subject fiscal year (or if one or more had occurred, the facts and circumstances thereof).
     5.9. Officers' Certificates.  The Borrowers shall cause the Borrowers'
          ----------------------
President or Chief Executive Officer and Chief Financial Officer respectively to provide such Person's Certificate with those monthly, quarterly, and annual statements to be furnished pursuant to this Agreement, which Certificate shall:
          (a) Indicate that the subject statement was prepared in accordance with GAAP consistently applied and presents fairly the financial condition of the Borrowers at the close of, and the results of the Borrowers' operations and cash flows for, the period(s) covered, subject, however to the following:


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                (i)   usual year end adjustments (this exception shall not be
     included in the Certificate which accompanies such annual statement).
                (ii) Material Accounting Changes (in which event, such Certificate shall include a schedule (in reasonable detail) of the effect of each such Material Accounting Change) not previously specifically taken into account in the determination of the financial performance covenant imposed pursuant to Section 5-12.
           (b)  Indicate either that (i) no Suspension Event has occurred or
(ii) if such an event has occurred, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Borrowers to be taken on account thereof.
           (c) Include calculations concerning the Borrowers' compliance (or failure to comply) at the date of the subject statement with each of the financial performance covenants included in Section 5-12 hereof.
     5.10. Inventories, Appraisals, and Audits.
           -----------------------------------
           (a) The Lender, at the expense of the Borrowers, may participate in and/or observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of the Borrowers.
           (b) The Borrowers, at their own expense, shall cause not less than four (4) physical inventories to be undertaken in each twelve (1 2) month period during which this Agreement is in effect (the spacing of the scheduling of which inventories shall be subject to the Lender's discretion) conducted by such inventory takers as are satisfactory to the Lender and following such methodology as may be satisfactory to the Lender.
                (i) The Borrowers shall provide the Lender with a copy of the preliminary results of each such inventory (as well as of any other physical inventory undertaken by the Borrowers) within ten (10) days following the completion of such inventory.
                (ii) The Borrowers shall provide the Lender with a reconciliation of the results of each such inventory (as well as of any other physical inventory undertaken by the Borrowers) to the Borrowers' books and records within thirty (30) days following the completion of such inventory.
                (iii) The Lender, in its discretion, following the occurrence of a Suspension Event, may cause such additional inventories to be taken as the Lender determines (each, at the expense of the Borrowers).


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           (c)  The Borrowers shall provide the Lender, within 7 days following the completion of any inventory conducted by or for the Borrowers, with a reconciliation of the results of that inventory to the inventory as reflect on the books of the Borrowers immediately prior to such completion.
           (d) Upon the Lender's request from time to time, the Borrowers shall permit the Lender to obtain up to four (4) appraisals (in all events, at the Borrowers' expense) conducted by such appraisers as are satisfactory to the Lender, provided however, following the occurrence and during the continuance of an Event of Default, Borrowers shall permit the Lender to obtain as many appraisals (at Borrower's expense) as the Lender determines necessary.
           (e) The Lender contemplates conducting Four (4) commercial finance audits (in each event, at the Borrowers' expense not to exceed $45,000.00 plus out of pocket expenses during any Twelve (12) month period) of the Borrowers' books and records during any Twelve (1 2) month period during which the within Agreement is in effect, but in its discretion, may undertake additional such audits at such additional cost following the occurrence of an Event of Default.
           (f) The Lender from time to time (in all events, at the Borrowers' expense not to exceed $2,500.00 per year plus out of pocket expenses during any Twelve (12) month period) may undertake "mystery shopping" (so-called) visits to all or any of the Borrowers' business premises, but in its discretion, Lender may undertake additional "mystery shopping" at such additional cost following the occurrence of an Event of Default. The Lender shall provide the Borrowers with a copy of any non-company confidential results of such mystery shopping.
     5.11. Additional Financial Information.
           --------------------------------
           (a) In addition to all other information required to be provided pursuant to this Article 5, the Borrowers promptly shall provide the Lender (and any guarantor of the Liabilities), with such other and additional information concerning the Borrowers, the Collateral, the operation of the Borrowers' business, and the Borrowers' financial condition, including original counterparts of financial reports and statements, as the Lender may from time to time reasonably request from the Borrowers.
           (b) The Borrowers may provide the Lender, from time to time hereafter, with updated projections of the Borrowers' anticipated performance and operating results.
           (c) In all events, the Borrowers, no sooner than Ninety (90) nor later than Sixty (60) days prior to the end of each of the Borrowers' fiscal years, shall furnish the Lender with an updated and extended projection which shall go out at least through the end of the then next fiscal year.


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           (d)  Such updated and extended projections shall be prepared pursuant to a methodology and shall include such assumptions as are satisfactory to the Lender,
           (e) The Lender, following the receipt of any of such projections, may, but shall not be under any obligation to, provide its written sign-off on such projections (in which event, such Projections shall become the Business
Plan) and if it provides such written sign-off, may by written notice to the Borrowers, extend or revise the financial performance covenants included on
EXHIBIT 5-12, annexed hereto.
           (f) In the event that the Lender does not provide its sign-off with respect to the updated and extended projections to be provided at year-end pursuant to Section 5-11 (c), above, then the Lender, by written notice to the Borrowers, may revise, roll-over, or extend, for the then coming fiscal year, the financial performance covenants applicable to the Borrowers pursuant to
Section 5-12 hereof by extrapolation from the Business Plan.
           (g) The Borrowers recognize that all appraisals, inventories, analysis, financial information, and other materials which the Lender may obtain, develop, or receive with respect to the Borrowers is confidential to the Lender and that, except as otherwise provided herein, the Borrowers are not entitled to receipt of any of such appraisals, inventories, analysis, financial information, and other materials, nor copies or extracts thereof or therefrom.
     5.12. Financial Performance Covenants.  The Borrowers shall observe and
           -------------------------------
comply with those financial performance covenants set forth on EXHIBIT 5-12(a), annexed hereto, certain of which covenants are based on the Business Plan set forth on EXHIBIT 5-12(b), annexed hereto. Such financial performance covenants are subject to change, revision, roll over, and extension as provided in Section 5-11(e) hereof. Compliance with such financial performance covenants shall be made as if no Material Accounting Changes had been made (other than any Material Accounting Changes specifically taken into account in the setting of such covenants). The Lender may determine the Borrowers' compliance with such covenants based upon financial reports and statements provided by the Borrowers to the Lender (whether or not such financial reports and statements are required to be furnished pursuant to the within Agreement) as well as by reference to interim financial information provided to, or developed by, the Lender.

ARTICLE 6 - USE AND COLLECTION OF COLLATERAL:

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     6.1.  Use of Inventory Collateral.
           ---------------------------
           (a) The Borrowers shall not engage in any sale of the Inventory other than for fair consideration in the conduct of the Borrowers' business in the ordinary course and shall not engage in sales or other dispositions to creditors; sales or other dispositions in bulk; and any use of any of the Inventory in brea ch of any provision of this Agreement.
           (b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Borrowers' customary return policy applicable to the return of inventory purchased by the Borrowers' retail customers in the ordinary course, such Inventory may be returned to the Borrowers without the consent of the Lender .
     6.2.  Inventory Quality.  All Inventory now owned or hereafter acquired by
           -----------------
the Borrowers is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances).
     6.3.  Adjustments and Allowances.  The Borrowers may grant such allowances
           --------------------------
or other adjustments to the Borrowers' Account Debtors (exclusive of extending the time for payment of any Account or Account Receivable, which shall not be done without first obtaining the Lender's prior written consent in each instance) as the Borrowers may reasonably deem to accord with sound business practice, provided, however, the authority granted the Borrowers pursuant to this Section 6-3 may be limited or terminated by the Lender at any time in the Lender's discretion.
     6.4.  Validity of Accounts.
           --------------------
           (a) The amount of each Account shown on the books, records, and invoices of the Borrowers represented as owing by each Account Debtor is and will be the correct amount actually owing by such Account Debtor and shall have been fully earned by performance by the Borrowers.
           (b) The Borrowers have no knowledge of any impairment of the validity or collectibility of any of the Accounts and shall notify the Lender of any such fact immediately after Borrowers becomes aware of any such impairment.
           (c) The Borrowers shall not post any bond to secure the Borrowers' performance under any agreement to which the Borrowers are a party nor cause any surety, guarantor, or other third party obligee to become liable to perform any obligation of the Borrowers (other than to the Lender ) in the event of the Borrowers' failure so to perform.

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     6.5.  Notification to Account Debtors.  The Lender shall have the right at
           -------------------------------
any time (whether or not an Event of Default has occurred) to notify any of the Borrowers' Account Debtors to make payment directly to the Lender and to collect all amounts due on account of the Collateral.

ARTICLE 7 - CASH MANAGEMENT.  PAYMENT OF LIABILITIES:

     7.1.  Depository Accounts.
           -------------------
           (a) Annexed hereto as EXHIBIT 7-1 is a Schedule of all present DDA'S, which Schedule includes, with respect to each depository (i) the name and address of that depository, (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.
           (b) The Borrowers shall deliver to the Lender, as a condition to the effectiveness of the within Agreement:
                 (i) Notification, executed on behalf of the Borrowers, to each depository institution with which any DDA is maintained (other than the Operating Account or any Local DDA), in form satisfactory to the Lender, of the Lender's interest in such DDA.
                 (ii) An agreement (generally referred to as a "Blocked Account Agreement"), in form satisfactory to the Lender with any depository institution at which both any DDA (other than the Operating Account) and the Operating Account is maintained.
           (c) The Borrowers will not establish any DDA hereafter (other than a Local DDA) unless, contemporaneous with such establishment, the Borrowers deliver to the Lender an agreement (in form satisfactory to the Lender) executed on behalf of the depository with which such DDA is being established.
     7.2.  Credit Card Receipts.
           --------------------
           (a) Annexed hereto as EXHIBIT 7-2, is a Schedule which describes all arrangements to which the Borrowers are a party with respect to the payment to the Borrowers of the proceeds of all credit card charges for sales by the Borrowers.
           (b) The Borrowers shall deliver to the Lender, as a condition to the effectiveness of the within Agreement, notification, executed on behalf of the Borrowers, to each of the Borrowers' credit card clearinghouses and processors of notice (in form satisfactory to the Lender ), which notice provides that payment of all credit card charges submitted by the Borrowers to that clearinghouse or other

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processor and any other amount payable to the Borrowers by such clearinghouse or other processor shall be directed to the Concentration Account or as otherwise designated from time to time by the Lender. The Borrowers shall not change such direction or designation except upon and with the prior written consent of the Lender.
     7.3.  The Concentration, Blocked, and Operating Accounts.
           --------------------------------------------------
           (a)   The following checking accounts have been or will be
established (and are so referred to herein):
                 (i) The Concentration Account: Established by the Lender with BankBoston, N.A.
                 (ii) The Blocked Account: Established by the Borrowers with Bank of America.
                 (iii) The Operating Account: Established by the Borrowers with Bank of America.
           (b) The contents of each DDA (other than the Operating Account) and of the Blocked Account constitutes Collateral and Proceeds of Collateral. The contents of the Concentration Account constitutes the Lender's property.
           (c)   The Borrowers:
                 (i) Contemporaneous with the execution of the within Agreement, shall provide the Lender with such agreement (generally referred to as a "Blocked Account Agreement") of the depository with which the Blocked Account is maintained as may be satisfactory to the Lender; and
                 (ii) Shall not establish any Blocked Account prior written notice to the Lender and the hereafter except upon not less than Thirty
     (30) delivery to the Lender of a similar such days agreement.
           (d) The Borrowers shall pay all fees and charges of, and maintain such impressed balances as may be required by the Lender or by any bank in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Lender).
     7.4.  Proceeds and Collection of Accounts.
           -----------------------------------
           (a) All Receipts constitute Collateral and proceeds of Collateral and shall be held in trust by the Borrowers for the Lender, shall not be commingled with any of the Borrowers' other funds; and shall be deposited and/or transferred only to the Blocked Account.

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           (b)   The Borrowers shall cause the ACH or wire transfer to the
Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account) of
                 (i) the then contents of each DDA (other than (A) any Local DDA and (B) the Funding Account), each such transfer to be net of any minimum balance, not to exceed $750.00, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained); and
                 (ii) the proceeds of all credit card charges not otherwise provided for maintained); and pursuant hereto.
Telephone advice (confirmed by written notice) shall be provided to the Lender on each Business Day on which any such transfer is made.
           (c) Whether or not any Liabilities are then outstanding, the Borrowers shall cause the ACH or wire transfer to the Concentration Account, no less frequently than daily, of then entire ledger balance of the Blocked Account, net of such minimum balance, not to exceed $750.00, as may be required to be maintained in the Blocked Account by the bank at which the Blocked Account is maintained.
           (d)   In the event that, notwithstanding the provisions of this
Section 7-4, the Borrowers receive or otherwise has dominion and control of any Receipts, or any proceeds or collections of any Collateral, such Receipts, proceeds, and collections shall be held in trust by the Borrowers for the Lender and shall not be commingled with any of the Borrowers' other funds or deposited in any account of the Borrowers other than as instructed by the Lender.
     7.5.  Payment of Liabilities.
           ----------------------
           (a) On each Business Day, the Lender shall apply, towards the Liabilities, the then collected balance of the Concentration Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Concentration Account is maintained), provided, however, for purposes of the calculation of interest on the unpaid principal balance of the Loan Account, such payment shall be deemed to have been made One (1) Business Day after such transfer.
           (b) The following rules shall apply to deposits and payments under and pursuant to this Agreement:

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                 (i)   Funds shall be deemed to have been deposited to the
     Concentration Account on the Business Day on which deposited, provided that notice of such deposit is available to the Lender by 2:00PM on that Business Day.
                 (ii) Funds paid to the Lender, other than by deposit to the Concentration Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that notice of such payment is available to the Lender by 2:00PM on that Business Day.
                 (iii) If notice of a deposit to the Concentration Account (Section 7-5(b)(i)) or payment (Section 7-5(b)(ii)) is not available to the Lender until after 2:00PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00AM on the then next Business Day.
                 (iv) All deposits to the Concentration Account and other payments to the Lender are subject to clearance and collection.
           (c) The Lender shall transfer to the Operating Account any surplus in the Concentration Account remaining after the application towards the Liabilities referred to in Section 7-5(a), above (less those amount which are to be netted out, as provided therein) provided, however, in the event that both
(i) a Suspension Event has occurred and (ii) one or more L/C's are then outstanding, the Lender may establish a funded reserve of up to 110% of the aggregate Stated Amounts of such L/C's.
     7.6.  The Operating Account.  Except as otherwise specifically provided
           ---------------------
in, or permitted by, the within Agreement, all checks shall be drawn by the Borrowers upon, and other disbursements shall be made by the Borrowers solely from, the Operating Account.

ARTICLE 8 - GRANT OF SECURITY INTEREST:

     8.1.  Grant of Security Interest.  To secure the Borrowers' prompt,
           --------------------------
punctual, and faithful performance of all and each of the Liabilities, the Borrowers hereby grant to the Lender a continuing security interest in and to, and assign to the Lender, the following, and each item thereof, whether now owned or now due, or in which the Borrowers have an interest, or hereafter acquired, arising, or to become due, or in which the Borrowers obtain an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Lender may in the future be granted a security interest, is referred to herein as the "Collateral"):

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           (a)   All Accounts and accounts receivable.
           (b)   All Inventory.
           (c)   All General Intangibles.
           (d)   All Equipment.
           (e)   All Goods.
           (f)   All Fixtures.
           (g)   All Chattel Paper.
           (h) All books, records, and information relating to the Collateral and/or to the operation of the Borrowers' business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.
           (i) All Investment Property, Instruments, Documents, Deposit Accounts, policies and certificates of insurance, deposits, impressed accounts, compensating balances, money, cash, or other property.
           (j) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing.(8-1 (a) through 8-1 (i)) or otherwise.
           (k) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8-1 (a) through 8-1 (i)), including the right of stoppage in transit.
           (l)   All Leasehold Interests.
     8.2.  Extent and Duration of Security Interest.  The within grant of a
           ----------------------------------------
security interest is in addition to, and supplemental of, any security interest previously granted by the Borrowers to the Lender and shall continue in full force and effect applicable to all Liabilities until all Liabilities have been paid and/or satisfied in full and the security interest granted herein is specifically terminated in writing by a duly authorized officer of the Lender.
     8.3.  Purchase Money Financing.  Lender agrees to subordinate its security
           ------------------------
interest granted herein on Equipment and Fixtures which is subject to Indebtedness for purchase money financing permitted by Section 4.7(c).
ARTICLE 9 - LENDER AS BORROWERS' ATTORNEY-IN-FACT:

     9.1.  Appointment as Attorney-in-Fact.  The Borrowers hereby irrevocably
           -------------------------------
constitute and appoint the Lender as the Borrowers' true and lawful attorney, with full power of substitution, to convert

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the Collateral into cash at the sole risk, cost, and expense of the Borrowers, but for the sole benefit of the Lender. The rights and powers granted the Lender by the within appointment include but are not limited to the right and power to:
           (a) Prosecute, defend, compromise, or release any action relating to the Collateral.
           (b) Sign change of address forms to change the address to which the Borrowers' mail is to be sent to such address as the Lender shall designate; receive and open the Borrowers' mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrowers or to any trustee in bankruptcy, receiver, assignee for the benefit of creditors of the Borrowers, or other legal representative of the Borrowers whom the Lender determines to be the appropriate person to whom to so turn over such mail.
           (c) Endorse the name of the Borrowers in favor of the Lender upon any and all checks, drafts, notes, acceptances, or other items or instruments, sign and endorse the name of the Borrowers on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.
           (d) Sign the name of the Borrowers on any notice to the Borrowers' Account Debtors or verification of the Receivables Collateral, sign the Borrowers' name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic's liens, or assignments or releases of mechanic's liens securing the Accounts.
           (e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker's acceptance of which the Borrowers are a beneficiary.
           (f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of the Borrowers.
           (g) Use, license or transfer any or all General Intangibles of the Borrowers.
     9.2.  No Obligation to Act.  The Lender shall not be obligated to do any of
           --------------------
the acts or to exercise any of the powers authorized by Section 9-1 herein, but if the Lender elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to the Borrowers for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Lender has had an opportunity to be heard) which determination

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includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith.

ARTICLE 10 - EVENTS OF DEFAULT:

     The occurrence of any event described in this Article 10 respectively shall constitute an "Event of Default" herein. Upon the occurrence of any Event of Default described in Section 10-1 1, any and all Liabilities shall become due and payable without any further act on the part of the Lender. Upon the occurrence of any other Event of Default, any and all Liabilities shall become immediately due and payable, at the option of the Lender and without notice or demand. The occurrence of any Event of Default shall also constitute, without notice or demand, a default under all other agreements between the Lender and the Borrowers and instruments and papers given the Lender by the Borrowers, whether such agreements, instruments, or papers now exist or hereafter arise.
     10.1. Failure to Pay Revolving Credit.  The failure by the Borrowers to pay
           -------------------------------
any amount when due under the Revolving Credit.
     10.2. Failure To Make Other Payments.  The failure by the Borrowers to pay
           ------------------------------
when due (or upon demand, if payable on demand) any payment Liability other than under the Revolving Credit.
     10.3. Failure to Perform Covenant or Liability (No Grace Period).  The
           ----------------------------------------------------------
failure by the Borrowers to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in
Section 10-1 or Section 10-2 hereof, and included in any of the following provisions hereof:

               Section          Relates to:
               -------          ----------
               4-5              Location of Collateral
               4-6              Title to Assets
               4-7              Indebtedness
               4-8              Insurance Policies
               4-13             Pay taxes
               4-22             Affiliate Transactions
               4-24             Additional Assurances
               6-1              Use of Collateral
               Article 5        Reporting Requirements and Financial Covenants

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
               Article 7        Cash Management

     10.4. Failure to Perform Covenant or Liability (Grace Period).  The
           -------------------------------------------------------
failure by the Borrowers, upon Ten (10) days written notice by the Lender, to cure the Borrowers' failure to promptly, punctually and faithfully perform, discharge, or comply with any covenant or Liability not described in any of Sections 10-1, 10-2, or 10-3 hereof.
     10.5. Misrepresentation.  The determination by the Lender that any
           -----------------
representation or warranty at any time made by the Borrowers to the Lender, was not true or complete in all material respects when given.
     10.6. Acceleration of Other Debt. Breach of Lease.  The occurrence of any
           -------------------------------------------
event such that any Indebtedness of the Borrowers to any creditor other than the Lender could be accelerated or, without the consent of the Borrowers, any Lease could be terminated (whether or not the subject creditor or lessor takes any action on account of such occurrence), other than termination as a result of the expiration of the term of the Lease.
     10.7. Default Under Other Agreements.  The occurrence of any breach or
           ------------------------------
default under any agreement between the Lender and the Borrowers or instrument or paper given the Lender by the Borrowers, whether suc agreement, instrument, or paper now exists or hereafter arises (notwithstanding that the Lender may not have exercised its rights upon default under any such other agreement, instrument or paper).
     10.8. Uninsured Casualty Loss. The occurrence of any uninsured loss,
           -----------------------
theft, damage, or destruction of or to any material portion of the Collateral.
     10.9. Judgment.  Restraint of Business.
           --------------------------------
           (a) The service of process upon the Lender or any Participant seeking to attach, by trustee, mesne, or other process, any of the Borrowers' funds on deposit with, or assets of the Borrowers in the possession of, the Lender or such Participant.
           (b) The entry of any judgment in an amount exceeding $50,000.00 or in such lesser amount as may otherwise result in the occurrence of an Event of Default hereunder, against the Borrowers, which judgment is not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within fifteen (15) days of its entry.
           (c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by the Borrowers of their business in the ordinary course.

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     10.10. Business Failure. Any act by, against, or relating to the Borrowers,
            ----------------
or their property or assets, which act constitutes the application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of the Borrowers' property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of the Borrowers, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for the Borrowers; the offering by or entering into by the Borrowers of any composition, extension, or any other arrangement seeking relief from or extension of the debts of the Borrowers without the Lender's prior consent, or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including the Borrowers which seeks or intends to accomplish a reorganization or arrangement with creditors, and/or the initiation by or on behalf of the Borrowers of the liquidation or winding up of all or any part of the Borrowers' business or operations, other than the closing or relocation of stores as permitted by Section 4.5 hereof.
     10.11. Bankruptcy.  The failure by the Borrowers to generally pay the debts
            ----------
of the Borrowers as they mature; adjudication of bankruptcy or insolvency relative to the Borrowers; the entry of an order for relief or similar order with respect to the Borrowers in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by the Borrowers initiating any matter in which the Borrowers are or may be granted any relief from the debts of the Borrowers pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against the Borrowers initiating any matter in which the Borrowers are or may be granted any relief from the debts of the Borrowers pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by the Borrowers by appropriate proceedings or, if so contested, is not dismissed within thirty (30) days of when filed.
     10.12. Default by Guarantor or Related Entity. The occurrence of any of the
            --------------------------------------
foregoing Events of Default with respect to any guarantor of the Liabilities, or the occurrence of any of the foregoing Events of Default with respect to any parent (if the Borrowers are corporations), subsidiary, or Related Entity, as if such guarantor, parent, or Related Entity were the "Borrowers" described therein.
     10.13. Indictment - Forfeiture.  The indictment of, or institution of any
            -----------------------
legal process or proceeding against, the Borrowers, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any property of the Borrowers and/or the

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imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by the Borrowers of their business in the ordinary course.
     10.14. Termination of Guaranty.  The termination or attempted termination
            -----------------------
of any guaranty by any guarantor of the Liabilities.
     10.15. Challenge to Loan Documents.
            ---------------------------
            (a) Any challenge by or on behalf of the Borrowers or any guarantor of the Liabilities to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document's terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.
            (b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document's terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.
     10.16. Executive Management.  The death, disability, or failure of any of
            --------------------
Robert Y. Lee and Timothy J. Denari at any time to exercise that authority and discharge those management responsibilities with respect to the Borrowers as are exercised and discharged by such Person at the execution of the within Agreement.
     10.17. Change in Control.  Any Change in Control.
            -----------------
     10.18. Change in Supplier Agreements.  Any material change made, without
            -----------------------------
Lender's prior consent to any agreement existing as of the date of this Agreement with Rentrak Corporation, Mortco, Inc., or Ingram Entertainment Inc. for the supply of prerecorded video cassettes, DVDs, video games, tapes, discs, and other products.

ARTICLE 11 - RIGHTS AND REMEDIES UPON DEFAULT:

     In addition to all of the rights, remedies, powers, privileges, and discretions which the Lender is provided prior to the occurrence of an Event of Default, the Lender shall have the following rights and remedies upon the occurrence of any Event of Default and at any time thereafter. No stay which otherwise might be imposed pursuant to Section 362 of the Bankruptcy Code or
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limit, prevent, hinder, delay, restrict, or otherwise prevent the Lender's exercise of any of such rights and remedies.
     11.1.  Rights of Enforcement.  The Lender shall have all of the rights and
            ---------------------
remedies of a secured party upon default under the UCC, in addition to which the Lender shall have all and each of the following rights and remedies:
            (a) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.
            (b)   To take possession of all or any portion of the Collateral.
            (c) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Lender deems advisable and with or without the taking of possession of any of the Collateral.
            (d) To conduct one or more going out of business sales which include the sale or other disposition of the Collateral.
            (e) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.
            (f) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.
     11.2.  Sale of Collateral.
            ------------------
            (a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Lender deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Lender's disposition of the Collateral.
            (b) The Lender, in the exercise of the Lender's rights and remedies upon default, may conduct one or more going out of business sales, in the Lender's own right or by one or more agents and contractors. Such sale(s) may be conducted upon any premises owned, leased, or occupied by the Borrowers. The Lender and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Lender or such agent or contractor). Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and expenses incurred in their disposition) shall be the sole property of the Lender or such agent or contractor and neither the Borrowers nor any Person claiming under or in right of the Borrowers shall have any interest therein.

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            (c)   Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Lender shall provide the Borrowers with such notice as may be practicable under the circumstances), the Lender shall give the Borrowers at least seven (7) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. The Borrowers agree that such written notice shall satisfy all requirements for notice to the Borrowers which are imposed under the UCC or other applicable law with respect to the exercise of the Lender's rights and remedies upon default.
            (d) The Lender may purchase the Collateral, or any portion of it at any sale held under this Article.
            (e) The Lender shall apply the proceeds of any exercise of the Lender's Rights and Remedies under this Article 11 towards the Liabilities in such manner, and with such frequency, as the Lender determines.
     11.3.  Occupation of Business Location.  In connection with the Lender's
            -------------------------------
exercise of the Lender's rights under this Article 11, the Lender may enter upon, occupy, and use any premises owned or occupied by the Borrowers, and may exclude the Borrowers from such premises or portion thereof as may have been so entered upon, occupied, or used by the Lender. The Lender shall not be required to remove any of the Collateral from any such premises upon the Lender's taking possession thereof, and may render any Collateral unusable to the Borrowers. In no event shall the Lender be liable to the Borrowers for use or occupancy by the Lender of any premises pursuant to this Article 11, nor for any charge (such as wages for the Borrowers' employees and utilities) incurred in connection with the Lender's exercise of the Lender's Rights and Remedies.
     11.4.  Grant of Nonexclusive License.  The Borrowers hereby grant to the
            -----------------------------
Lender a royalty free nonexclusive irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which the Borrowers now or hereafter have rights, such license being with respect to the Lender's exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.
     11.5.  Assembly of Collateral.  The Lender may require the Borrowers to
            ----------------------
assemble the Collateral and make it available to the Lender at the Borrowers' sole risk and expense at a place or places which are reasonably convenient to both the Lender and Borrowers.

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     11.6.  Rights and Remedies.  The rights, remedies, powers, privileges, and
            -------------------
discretions of the Lender hereunder (herein, the " Lender's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by the Lender in exercising or enforcing any of the Lender's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Lender of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Lender's Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Lender and any person, at any time, shall preclude the other or further exercise of the Lender's Rights and Remedies. No waiver by the Lender of any of the Lender's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Lender's Rights and Remedies and all of the Lender's rights, remedies, powers, privileges, and discretions under any other agreement or transaction are cumulative, and not alternative or exclusive, and may be exercised by the Lender at such time or times and in such order of preference as the Lender in its sole discretion may determine. The Lender's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE 12 - NOTICES:

     12.1.  Notice Addresses.  All notices, demands, and other communications
            ----------------
made in respect of this Agreement (other than a request for a loan or advance or other financial accommodation under the Revolving Credit) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to the Lender:
                    BankBoston Retail Finance Inc.
                    40 Broad Street
                    Boston, Massachusetts 02109
                    Attention:  Robert DeAngelis, Director
                    Tel:  617-434-4046
                    Fax:  617-434-4339

     With a copy to:


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                    Stroock & Stroock & Lavan LLP
                    100 Federal Street
                    Boston, Massachusetts 02110
                    Attention:  Peter J. Antoszyk, Esquire
                    Tel:  617-478-4490
                    Fax:  617-330-5111

If to the Borrowers:
                    Video City, Inc.
                    370 Amapola Avenue, Suite 208
                    Torrance, CA 90501
                    Attention: Young J. Kim, Senior Vice President and General Counsel
                    Tel:  310-381-0473
                    Fax:  310-533-3901

     With a copy to:
                    Troy & Gould
                    1801 Century Park East, 16th Floor
                    Los Angeles, California 90067
                    Attention:  William Feis, Esquire
                    Tel: 310-553-4441
                    Fax: 310-201-4746

     12.2.  Notice Given.
            ------------
            (a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):
                  (i)   By mail: the sooner of when actually received or Three
     (3) days following deposit in the United States mail, postage prepaid.
                  (ii) By recognized overnight express delivery: the Business Day following the day when sent.
                  (iii) By Hand: If delivered on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.
                  (iv) By Facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day.

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            (b)   Rejection or refusal to accept delivery and inability to
deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

ARTICLE 13 - TERM:

     13.1.  Termination of Revolving Credit.  The Revolving Credit shall remain
            -------------------------------
in effect (subject to suspension as provided in Section 2-4(i) hereof) until the Termination Date.
     13.2.  Effect of Termination.  On the Termination Date, the Borrowers shall
            ---------------------
pay the Lender (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the entire balance of the Loan Account; any then remaining installments of the Commitment Fee-, any then remaining balance of the Facility Fee; any accrued and unpaid Line Fee; any payments due on account of the indemnification obligations included in Section 2-8(e)-l and all unreimbursed costs and expenses of the Lender for which the Borrowers are responsible; and shall make such arrangements concerning any L/C's then outstanding are reasonably satisfactory to the Lender . Until such payment, all provisions of this Agreement, other than those contained in Article 2 which place an obligation on the Lender to make any loans or advances or to provide financial accommodations under the Revolving Credit or otherwise, shall remain in full force and effect until all Liabilities shall have been paid in full. The release by the Lender of the security and other collateral interests granted the Lender by the Borrowers hereunder may be upon such reasonable conditions and indemnifications as the Lender may require.

ARTICLE 14 - GENERAL:

     14.1.  Protection of Collateral.  The Lender has no duty as to the
            ------------------------
collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Lender and shall have no duty as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender may include reference to the Borrowers (and may utilize any logo or other distinctive symbol associated with the Borrowers) in connection with any advertising, promotion, or marketing undertaken by the Lender.

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     14.2.  Successors and Assigns.  This Agreement shall be binding upon the
            ----------------------
Borrowers and the Borrowers' representatives, successors, and assigns and shall enure to the benefit of the Lender and the Lender's successors and assigns provided, however, no trustee or other fiduciary appointed with respect to the Borrowers shall have any rights hereunder. In the event that the Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the Lender hereunder and the Lender shall thereupon be discharged and relieved from its duties and obligations hereunder. Lender may, after notice to Borrower and at Borrowers' expense, assign, or sell participations in, all or any part of the Loan Account, the L/Cs, or any other interest herein to another financial institution or other Person, in which event, the assignee or Participant shall have, to the extent of such assignment or participation, the same rights and benefits as it would have if it were the Lender hereunder, except as otherwise provided by the terms of such assignment or participation.
     14.3.  Severability.  Any determination that any provision of this
            ------------
Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.
     14.4.  Amendments.  Course of Dealing.
            -----------------------------
            (a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between the Borrowers and the Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by the Lender to give notice to the Borrowers of the Borrowers' having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document. No change made by the Lender in the manner by which Availability is determined shall obligate the Lender to continue to determine Availability in that manner.
            (b) The Borrowers may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Lender. No consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Lender, then by a
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modification, amendment, or waiver provided by the Lender shall be in reliance upon all representations and warranties theretofore made to the Lender by or on behalf of the Borrowers (and any guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.
     14.5.  Power of Attorney.  In connection with all powers of attorney
            -----------------
included in this Agreement, the Borrowers hereby grant unto the Lender full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as the Borrowers might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by the Borrowers and each shall survive the same. All powers conferred upon the Lender by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Lender.
     14.6.  Application of Proceeds.  The proceeds of any collection, sale, or
            -----------------------
disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Lender determines in its sole discretion. The Borrowers shall remain liable for any deficiency remaining following such application.
     14.7.  Lender's Costs and Expenses.
            ---------------------------
            (a) The Borrowers shall pay on demand all Costs of Collection and all reasonable expenses of the Lender in connection with the preparation, execution, and delivery of this Agreement and of any other Loan Documents, whether now existing or hereafter arising, and all other reasonable expenses which may be incurred by the Lender in preparing or amending this Agreement and all other agreements, instruments, and documents related thereto, or otherwise incurred with respect to the Liabilities, and all costs and expenses of the Lender which relate to the credit facility contemplated hereby.
            (b) The Borrowers authorize the Lender to pay all such fees and expenses and in the Lender's discretion, to add such fees and expenses to the Loan Account.
            (c) The undertaking on the part of the Borrowers in this Section 14-7 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in favor of the Borrowers, other than a termination, release, or discharge which makes specific reference to this
Section 14-7.

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     14.8.  Copies and Facsimiles.  This Agreement and all documents which
            ---------------------
relate thereto, which have been or may be hereinafter furnished the Lender may be reproduced by the Lender by any photographic, microfilm, xerographic, digital imaging, or other process, and the Lender may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile had been delivered to the party which or on whose behalf such transmission was received.
     14.9.  Massachusetts Law.  This Agreement and all rights and obligations
            -----------------
hereunder, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts.
     14.10. Consent to Jurisdiction.
            -----------------------
            (a) The Borrowers agree that any legal action, proceeding, case, or controversy against the Borrowers with respect to any Loan Document may be brought in the Superior Court of Suffolk County Massachusetts or in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, as the Lender may elect in the Lender's sole discretion. By execution and delivery of this Agreement, the Borrowers, for themselves and in respect of their property, accept, submit, and consent generally and unconditionally, to the jurisdiction of the aforesaid courts.
            (b) The Borrowers WAIVE personal service of any and all process upon their, and irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Borrowers at the Borrowers' address for notices as specified herein, such service to become effective five
(5) Business Days after such mailing.
            (c) The Borrowers WAIVE any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted under any of the Loan Documents and consents to the granting of such legal or equitable remedy as is deemed appropriate by the Court.
            (d) Nothing herein shall affect the right of the Lender to bring legal actions or proceedings in any other competent jurisdiction.
            (e) The Borrowers agree that any action commenced by the Borrowers asserting any claim or counterclaim arising under or in connection with this Agreement or any other Loan Document

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shall be brought solely in the Superior Court of Suffolk County Massachusetts or
in the United States District Court, District of Massachusetts, sitting in Boston, Massachusetts, and that such Courts shall have exclusive jurisdiction with respect to any such action.
     14.11. Indemnification.  The Borrowers shall indemnify, defend, and hold
            ---------------
the Lender and any employee, officer, or agent of the Lender (each, an "Indemnified Person") harmless of and from any claim brought or threatened against any Indemnified Person by the Borrowers, any guarantor or endorser of the Liabilities, or any other Person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the relationship of the Borrowers or of any other guarantor or endorser of the Liabilities Lender (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Lender's selection, but at the expense of the Borrowers) other than any claim as to which a final determination is made in a judicial proceeding (in which the Lender and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith. The within indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Lender in favor of the Borrowers, other than a termination, release, or discharge which makes specific reference to this Section 14-11.
     14.12. Rules of Construction.  The following rules of construction shall be
            ---------------------
applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:
            (a) Words in the singular include the plural and words in the plural include the singular.
            (b) Titles, headings (indicated by being underlined or shown in Small Capitals) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument's meaning, construction, or effect.
            (c)   The words "includes" and "including" are not limiting.
            (d) Text which follows the words "including, without limitation" (or similar words) is illustrative and not limitational.
            (e) Except where the context otherwise requires or where the relevant subsections are joined by "or", compliance with any Section or provision of any Loan Document which constitutes a warranty or covenant requires compliance with all subsections (if any) of that Section or provision. Except where the context otherwise requires, compliance with any warranty or covenant of any Loan

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Document which includes subsections which are joined by "or" may be accomplished by compliance with any of such subsections.
            (f) Text which is shown in italics, shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.
            (g)   The words "may not" are prohibitive and not permissive.
            (h)   The word "or" is not exclusive.
            (i)   Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.
            (j)   The symbol "$" refers to United States Dollars.
            (k) Unless limited by reference to a particular Section or provision, any reference to "herein", "hereof', or "within" is to the entire
Loan Document in which such reference is made.
            (l)   References to "this Agreement" or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.
            (m) Except as otherwise specifically provided, all references to time are to Boston time.
            (n) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:
                  (i) Unless otherwise provided (1) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (11) the period so computed shall end at 5:00 PM on the relevant Business Day.
                  (ii)  The word "from" means "from and including".
                  (iii) The words "to" and "until" each mean "to, but
     excluding".
                  (iv)  The work "through" means "to and including".
            (o) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 14-13 hereof, provided, however, in the event of any inconsistency between the provisions of the within Agreement and any other Loan Document, the provisions of the within Agreement shall govern and control.
     14.13. Intent.  It is intended that:
            ------
            (a)   This Agreement take effect as a sealed instrument.


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            (b)   The scope of the security interests created by this Agreement be broadly construed in favor of the Lender.
            (c) The security interests created by this Agreement secure all Liabilities, whether now existing or hereafter arising.
            (d) All reasonable costs and expenses incurred by the Lender in connection with the Lender's relationship(s) with the Borrowers shall be borne by the Borrowers.
            (e) Unless otherwise explicitly provided herein, the Lender's consent to any action of the Borrowers which is prohibited unless such consent is given may be given or refused by the Lender in its sole discretion and without reference to Section 2-15 hereof.
     14.14. Right of Set-Off.  Any and all deposits or other sums at any time
            ----------------
credited by or due to the Borrowers from the Lender or any participant (a "Participant") in the credit facility contemplated hereby or any from any Affiliate of the Lender or any Participant and any cash, securities, instruments or other property of the Borrowers in the possession of the Lender any Participant or any such Affiliate, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) shall at all times constitute security for all Liabilities and for any and all obligations of the Borrowers to the Lender or any Participant or any such Affiliate and may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to the Lender or any Participant or any such Affiliate.
     14.15. Maximum Interest Rate.  Regardless of any provision of any Loan
            ---------------------
Document, the Lender shall never be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by applicable law. Any payment which is made which, if treated as interest on a Liability would result in such interest's exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were "Collateral."
     14.16. Waivers.
            -------
            (a) The Borrowers (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 14-16(b), below, knowingly, voluntarily, and intentionally, and understands that the Lender, in entering into the financial arrangements contemplated hereby and in providing loans and other financial accommodations to or for the account of the Borrowers as provided herein, whether not or in the future, is relying on such waivers.

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

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BANKBOSTON RETAIL FINANCE INC.
--------------------------------------------------------------------------------

            (b) THE BORROWER, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:
                  (i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.
                  (ii) Except as otherwise specifically required hereby, the right to notice and/or hearing prior to the Lender's exercising of the Lender's rights upon default.
                  (iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND THE LENDER (AND THE LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).
                  (iv) The benefits or availability of any stay, limitation, hindrance, delay, or restriction (including, without limitation, any automatic stay which otherwise might be imposed pursuant to Section 362 of the Bankruptcy Code) with respect to any action which the Lender may or may become entitled to take hereunder.
                  (v) Any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.
                  (vi) Any claim to consequential, special, or punitive damages.

     14.17. Federal Reserve Bank.  The Lender may at any time pledge or assign
            --------------------
all or any portion of the Lender's rights under this Agreement and the other Loan Documents to a Federal Reserve bank; provided however, that no such pledge
                                          -------- -------
or Assignment shall release the Lender from its obligations hereunder or under any other Loan Document.

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--------------------------------------------------------------------------------

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BANKBOSTON RETAIL FINANCE INC.
--------------------------------------------------------------------------------

                                   Video City, Inc. ("Borrower" and "Agent
                                   Borrower")

                                   /s/ Robert Lee
                                   -----------------------------------
                                   By:    Robert Lee
                                   Title: CEO

                                   Old Republic Entertainment, Inc. ("Borrower")

                                   /s/ Robert Lee
                                   -----------------------------------
                                   By:    Robert Lee
                                   Title: President

                                   Sulpizio One, Inc. ("Borrower")

                                   /s/ Robert Lee
                                   -----------------------------------
                                   By:    Robert Lee
                                   Title: President

                                   Video Tyme, Inc. ("Borrower")

                                   /s/ Robert Lee
                                   -----------------------------------
                                   By:    Robert Lee
                                   Title: President

                                   Cianci's Videoland, Inc. ("Borrower")

                                   /s/ Robert Lee
                                   -----------------------------------
                                   By:    Robert Lee
                                   Title: President

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANKBOSTON RETAIL FINANCE INC.
--------------------------------------------------------------------------------

                                   BANKBOSTON RETAIL FINANCE INC.
                                                       ("Lender")

                                   /s/ John C. T. McNamara
                                   ------------------------------
                                   By:    John C. T. McNamara
                                   Title: Vice President

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                             MODIFICATION AGREEMENT

     This MODIFICATION AGREEMENT entered into as of January 8, 1999, between Video City, Inc., a Delaware corporation with its principal executive offices at 370 Amapola Avenue, Suite 208, Torrance, California, 90501, (as a "Borrower" and "Agent Borrower") and its wholly owned subsidiaries listed as "a Borrower" below ("Subsidiaries", and together with Video City, Inc., the "Borrowers") and BankBoston Retail Finance Inc., a Delaware corporation with an address of 40 Broad Street, Boston 02109 (the "Lender").

     WHEREAS, the Lender established a revolving line of credit pursuant to a certain Loan and Security Agreement by and between the Lender and the Borrowers dated as of December 29, 1998 (the "Loan Agreement") for Borrowers respecting which Lender agreed to lend to Borrowers upon Borrowers' request, but subject to the terms and conditions set forth in the Loan Agreement, up to Thirty Million Dollars and Zero Cents ($30,000,000).

     WHEREAS, the Borrowers have requested the Lender to modify the terms of the Loan Agreement as set forth herein; and

     WHEREAS, subject to the terms, and conditions in this Agreement, the Lender is willing to modify the terms of the Loan Agreement as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrowers mutually agree as follows:

     1.  Definitions.  All capitalized terms used herein shall have the same
         ------------
meaning as set forth in the Loan Agreement, unless otherwise defined herein.

     2.  Effective Date.  This Modification Agreement shall be effective upon
         ---------------
receipt by the Lender of an original executed copy of this Agreement signed by the Borrowers and Lender.

     3.  Modifications to Loan Agreement.
         -------------------------------

               (a) The words "sixty percent (60%)" shall deleted from the second to last line of the definition of Acceptable Inventory in Article I and the words "seventy percent (70%)" shall be substituted therefor.

               (b) The definition of Inventory Advance Rate shall be deleted and the following substituted therefor:

                    "Inventory Advance Rate": The following Dollar advance rates per Active Video Units or Active Game Units, as the case may be:

                    ----------------------------------------------------------------
                         Unit Description               Dollar Advance Rate/Unit
                         ----------------               ------------------------
                    ----------------------------------------------------------------
                    New Release Video Units          $12.29
                    ----------------------------------------------------------------
                    Stock Video Units                $ 7.05
                    ----------------------------------------------------------------
                    Sell Through Video Units         $ 7.45
                    ----------------------------------------------------------------
                    New Release Game Units           $26.29
                    ----------------------------------------------------------------
                    Stock Game Units                 $12.19
                    ----------------------------------------------------------------
                    Sell Through Game Units          $24.41
                    ----------------------------------------------------------------

                    The Inventory Advance Rate will be subject to change based upon periodic appraisals conducted by Lender, at Borrowers' expense pursuant to Section 5.10(d), so that the Inventory Advance Rate does not exceed 80% of the appraised Liquidation Value of Acceptable Inventory.

     4.   Representations and Warranties.    The Borrowers hereby represent and
          --------------------------------
          warrant to the Lender as follows:

               (a)  Representations and Warranties: No Event of Default.  The
                    ---------------------------------------------------
                    representations and warranties herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lender pursuant to the Loan Agreement on or prior to the Effective Date of this Modification Agreement shall be correct and accurate as to each Borrower on and as of the Effective Date of this Modification Agreement as though made on and as of such date; and no Default or Event of Default shall have occurred and be continuing as of the Effective Date of this Agreement or would result from this Agreement becoming effective in accordance with its terms.

               (b)  Organization, Good Standing, Etc. Each Borrower (i) is a
                    ---------------------------------
                    corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Agreement, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

               (c)  Authorization, Etc.  The execution, delivery and performance
                    -------------------
                    by the Borrowers of this Agreement, and the performance by the Borrowers of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene the Borrowers' charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

               (d)  Governmental Approvals.  No authorization or approval of
                    ----------------------
                    other action by, and no notice to or filing with, any governmental authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by the Borrowers of this Agreement, or for the performance of the Loan Agreement, as amended hereby.

               (e)  Enforceability of Loan Documents.  This Agreement, the Loan
                    --------------------------------
                    Agreement, as amended hereby, and each other Loan Document to which each Borrower is a party is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

     5.   Miscellaneous.
          -------------

               (a)  Continued Effectiveness of the Loan Documents.  Except as
                    ---------------------------------------------
                    otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the date hereof
                    (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as an amendment of any right, power or remedy of the Lenders under the Loan Agreement or any other Loan Document, nor constitute an amendment of any provision of the Loan Agreement or any other Loan Documents.

               (b)  Counterparts.  This Agreement may be executed in any number
                    ------------
                    of counterparts and by different parties hereto in separate counterparts (including, without limitation, by telecopy), each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

               (c)  Headings.  Section headings herein are included for
                    --------
                    convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               (d)  Governing Law.  This Agreement shall be governed by, and
                    -------------
                    construed in accordance with, the law of the Commonwealth of Massachusetts.

               (e)  Costs and Expenses.  The Borrowers agree to pay on demand
                    ------------------
                    all fees, costs and expenses of the Lender (including, without limitation, the reasonable fees, costs and other client charges of legal counsel to the Lender) in connection with the preparation, execution and delivery of this Agreement and the other related agreements, instruments and documents.

               (f)  Modification Agreement as Loan Document.  The Borrowers
                    ---------------------------------------
                    hereby acknowledge and agree that this Agreement constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if
                    (i) any representation or warranty made by the Borrowers under or in connection with this Agreement shall have been untrue, false or misleading in any material respect when made, or (ii) the Borrowers shall fail to perform or observe any term, covenant or agreement contained in this Agreement.

               (g)  Waiver of Jury Trial.  EACH BORROWER AND THE LENDER EACH
                    --------------------
                    HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.





                            INTENTIONALLY LEFT BLANK

     Executed under seal as of the date written above.

                            Video City, Inc. ("Borrower" and "Agent
                            Borrower")

                            /s/ Robert Y. Lee
                            -----------------
                            By: Robert Y. Lee
                            Title: Chief Executive Officer


                            Old Republic Entertainment, Inc. ("Borrower")

                            /s/ Robert Y. Lee
                            -----------------
                            By: Robert Y. Lee
                            Title:  Chief Executive Officer


                            Sulpizio One, Inc. ("Borrower")

                            /s/ Robert Y. Lee
                            -----------------
                            By:   Robert Y. Lee
                            Title:  Chief Executive Officer


                            Video Tyme, Inc. ("Borrower")

                            /s/ Robert Y. Lee
                            -----------------
                            By:  Robert Y. Lee
                            Title:  Chief Executive Officer


                            Videoland, Inc. ("Borrower")

                            /s/  Robert Y. Lee
                            By:  Robert Y. Lee
                            Title:  Chief Executive Officer

                            BANKBOSTON RETAIL FINANCE INC.
                            ("Lender")

                            /s/  Robert DeAngelis
                            ---------------------
                            By:  Robert DeAngelis
                            Title:  Senior Vice President